Oppenheimer Portfolio Series: ACTIVE ALLOCATION Fund

Supplement dated December 3, 2018 to the

Prospectus

This supplement amends the prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the prospectus and retain it for future reference.

Effective February 1, 2019:

In connection with the proposed repositioning of the Fund, as approved by the Fund’s Board of Trustees on November 28, 2018, the Fund will implement certain changes described below.

Prospectus

1.	All references to Caleb Wong are deleted.

2.	The first paragraph under the date on the front cover is deleted and replaced by the following:

Oppenheimer Portfolio Series Active Allocation Fund is a mutual fund that seeks total return. The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc.

3.	The section “Principal Investment Strategies” is deleted and replaced by the following:

Principal Investment Strategies. The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc. (“OFI”) (collectively, the “Underlying Funds”) in order to obtain exposure to various asset classes, investment strategies and types of securities.

The Fund generally categorizes each Underlying Fund as an equity, fixed-income, or alternative fund based on its investment profile. The Fund typically allocates its assets among Underlying Funds, and within a predetermined percentage range for its assets in equity funds, as determined by the investment adviser in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal market conditions, the Sub-Adviser selects Underlying Funds based on its determination that they could provide total return for the Fund.

The Fund generally invests between 70% and 85% of its assets in equity funds. Such funds invest in equity securities of domestic and foreign companies, including small, medium and large market capitalization companies, and growth and value stocks. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. Underlying Funds investing primarily in real estate securities, listed infrastructure securities and master limited partnerships (“MLPs”) will be deemed to be “equity funds” for purposes of the Fund’s allocation strategy.

The Fund generally invests the remainder of its assets in a flexible combination of fixed-income and alternative funds. Fixed-income funds generally invest in fixed income instruments such as investment-grade debt securities, below-investment-grade high yield securities (or “junk” bonds), government and government-sponsored securities, corporate bonds, securitized products and inflation-protected debt securities. Alternative funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is not required to invest its assets in any specified percentages of fixed-income or alternative funds. The Fund does not limit its investment in Underlying Funds that invest primarily in foreign securities.

The Fund’s investment in Underlying Funds is subject to any limitations imposed by the Investment Company Act of 1940 or any exemptive relief therefrom.

Under normal market conditions, the Fund allocates 15-25% of its assets based on a “tactical allocation” to the Underlying Funds and to other investments. The Fund’s tactical allocation strategy adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Fund may invest in money market securities or may invest additional assets in any of the Underlying Funds. The Fund may use derivatives to seek income or capital gain, hedge against the risks of other investments, hedge its cash position and manage the duration of the Fund’s portfolio. Options, futures, forward contracts and swaps are some of the types of derivatives the Fund can use. The Fund’s asset allocation targets may vary in particular cases and may change over time.

The Fund may temporarily exceed its percentage range for its assets in equity funds for short periods and may alter the percentage range when it deems appropriate. The Sub-Adviser will monitor the markets and allocate assets among the Underlying Funds based on changing market or economic conditions and investment opportunities. The Sub-Adviser monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them back within their asset allocation target ranges. In response to changing market or economic conditions, the Sub-Adviser may change any or all of the Underlying Funds managed by OFI, including using funds that may be created in the future, or change the Fund’s asset allocation target ranges at any time, in each case without prior approval from or notice to shareholders.

The Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This may also include shares of funds that provide exposure to inflation protected debt securities and short-term investment grade debt securities. This will also generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments, or to maintain liquidity.

4.	The section “Principal Risks – Risks of Investing in the Underlying Funds” is deleted and replaced by the following:

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time.

5.	The following is added immediately below the section “Principal Risks – Risks of Other Equity Securities”:

Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies' securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.

6.	The section “The Fund’s Principal Investment Strategies and Risks – Municipal Securities” is deleted and replaced by the following:

Municipal Securities. Certain Underlying Funds primarily invest in municipal securities. Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities in the United States to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects, or financing public facilities. The interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued, however the Underlying Fund can invest in municipal securities because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

Risks of Investing in Municipal Securities. Municipal securities may be subject to interest rate risk and credit risk. The value of the Fund’s investment in municipal securities will be highly sensitive to events affecting the fiscal stability of the states, municipalities, agencies, authorities and other instrumentalities that issue the municipal securities. In particular, economic, legislative, regulatory or political developments affecting the ability of a state’s issuers to pay interest or repay principal may significantly affect the value of the Fund’s investments in these securities. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the state’s municipal issuers. Other occurrences, such as catastrophic natural disasters, can also adversely affect a state’s fiscal stability. The recent national economic crisis, among other factors, has caused deterioration in the economies of many states, resulting in an adverse impact on states’ spending, revenues and state budgets that has caused many states to operate under significant financial stress.

Certain Underlying Funds may invest up to 100% of its assets in below-investment-grade securities, therefore that Underlying Fund’s credit risks are greater than those of funds that buy only investment-grade securities.

7.	The section “Principal Investment Strategies and Risks – Diversification and Concentration” is deleted and replaced by the following:

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single “industry.” The Fund will consider, to the extent practicable, the concentration of the portfolio securities of any underlying investment companies in which it may invest when determining compliance with its concentration policy.

While the Fund is a “diversified” fund under the Investment Company Act of 1940, certain Underlying Funds are “non-diversified” funds. Accordingly, those Underlying Funds can invest a greater portion of their assets in the securities of a single issuer than “diversified” funds can. To the extent one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

While the Fund is not a “concentrated” fund under the Investment Company Act of 1940, certain Underlying Funds are “concentrated” funds. Accordingly, those Underlying Funds are subject to concentration risk, which is the risk that the Fund’s investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

8.	The section “Principal Investment Strategies and Risks – Small- and Mid-Cap Companies” is deleted and replaced by the following:

Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the securities market changes, the Fund’s definition of what is a “small-cap,” “mid-cap” or “large-cap” company may change over time as well. After the Fund buys the security of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased beyond the Fund’s capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company securities that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of the Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

The Underlying Funds may use different definitions of small- or mid-cap companies.

9.	The section “Principal Investment Strategies and Risks –Derivative Investments” is deleted and replaced by the following:

Derivative Investments. The Fund may use derivatives to hedge its cash position and manage the duration of the Fund’s portfolio, including but not limited to futures, total return swaps, and forward contracts. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies. With respect to derivatives, references to the “Underlying Funds” also include the Fund. The Underlying Funds can invest in a number of different types of “derivative” instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

There is no target range for indirect investment in derivatives at the Fund level.

10.	The sections “Principal Investment Strategies and Risks – Inverse Floaters” and “– Risks of Inverse Floaters” are deleted and replaced by the following:

Inverse Floaters. Certain Underlying Funds may invest in inverse floaters because, under ordinary circumstances, they offer higher yields and thus provide higher income than fixed-rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an “inverse floater.” Because inverse floaters are leveraged instruments, the value of an inverse floater will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of comparable maturity and credit quality, including the municipal bond underlying an inverse floater.

Risks of Inverse Floaters. Inverse floaters pay interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated. Additionally, because the principal amount of the short-term floating rate security is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floater. Upon the occurrence of certain adverse events, a trust may be collapsed and the underlying municipal bond liquidated, and the Fund could lose the entire amount of its investment in the inverse floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying municipal bond and the principal amount of the short-term floating rate securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to “unwind” the transaction.

11.	The following is added immediately below the section “Other Investment Strategies and Risks – Treasury Inflation-Protection Securities (“TIPS”)”:

Risks of Inflation-Protected Debt Securities. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS), are fixed income securities whose principal value is periodically adjusted according to an identified rate of inflation. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities. If inflation declines, the principal amount or the interest rate of an inflation-indexed bond will be adjusted downward. This will result in reduced income and may result in a decline in the bond’s price which could cause losses for the Fund or an Underlying Fund. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest rate is adjusted for inflation. Inflation-indexed bonds normally will decline in price when real interest rates rise which could cause losses for the Fund.

12.	The section “Other Investment Strategies and Risks –Risks of Initial Public Offerings (IPOs)” is deleted and replaced by the following:

Risks of Initial Public Offerings (IPOs). Certain Underlying Funds have no limit on the amount of assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

13.	The following is added immediately below the section “Other Investment Strategies and Risks – Recourse”:

Investments in Pooled Investment Entities that Invest in Loans. An Underlying Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Underlying Fund will be subject to the pooled entity’s credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment-grade or below-investment-grade or may be unrated. These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

14.	The section “More Information About the Underlying Funds” is deleted in its entirety.

December 3, 2018	PS0550.013

Oppenheimer Portfolio Series: CONSERVATIVE Investor Fund

Supplement dated December 3, 2018 to the

Prospectus

This supplement amends the prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the prospectus and retain it for future reference.

Effective February 1, 2019:

In connection with the proposed repositioning of the Fund, as approved by the Fund’s Board of Trustees on November 28, 2018, the Fund will implement certain changes described below.

Prospectus

1.	The first paragraph under the date on the front cover is deleted and replaced by the following:

Oppenheimer Portfolio Series Conservative Investor Fund is a mutual fund that seeks total return. The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly known as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc.

2.	The section “Principal Investment Strategies” is deleted and replaced by the following:

Principal Investment Strategies. The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc. (“OFI”) (collectively, the “Underlying Funds”) in order to obtain exposure to various asset classes, investment strategies and types of securities.

The Fund generally categorizes each Underlying Fund as an equity, fixed-income, or alternative fund based on its investment profile. The Fund typically allocates its assets among Underlying Funds, and within a predetermined percentage range for its assets in equity funds, as determined by the Sub-Adviser in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal market conditions, the Sub-Adviser selects Underlying Funds based on its determination that they could provide total return for the Fund.

The Fund generally invests between 15% and 30% of its assets in equity funds. Such funds invest in equity securities of domestic and foreign companies, including small, medium and large market capitalization companies, and growth and value stocks. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. Underlying Funds investing primarily in real estate securities, listed infrastructure securities and master limited partnerships (“MLPs”) will be deemed to be “equity funds” for purposes of the Fund’s allocation strategy.

The Fund generally invests the remainder of its assets in a flexible combination of fixed-income and alternative funds. Fixed-income funds generally invest in fixed income instruments such as investment-grade debt securities, below-investment-grade high yield securities (or “junk” bonds), government and government-sponsored securities, corporate bonds, securitized products, and inflation-protected debt securities. Alternative funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is not required to invest its assets in any specified percentages of fixed-income or alternative funds. The Fund does not limit its investment in Underlying Funds that invest primarily in foreign securities.

The Fund’s investment in Underlying Funds is subject to any limitations imposed by the Investment Company Act of 1940 or any exemptive relief therefrom.

The Fund may temporarily exceed its percentage range for its assets in equity funds for short periods and may alter the percentage range when it deems appropriate. The Sub-Adviser will monitor the markets and allocate assets among the Underlying Funds based on changing market or economic conditions and investment opportunities. The Sub-Adviser monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them back within their asset allocation target ranges. In response to changing market or economic conditions, the investment adviser may change any or all of the Underlying Funds managed by OFI, including using funds that may be created in the future, or change the Fund’s asset allocation target ranges at any time, in each case without prior approval from or notice to shareholders.

The Fund may use derivatives to hedge its cash position and manage the duration exposure of the Fund’s portfolio, including but not limited to futures, total return swaps, and forward contracts. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies.

The Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This may also include shares of funds that provide exposure to inflation protected debt securities and short-term investment grade debt securities. This will also generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments or to maintain liquidity.

3.	The section “Principal Risks – Risks of Investing in the Underlying Funds” is deleted and replaced by the following:

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time.

4.	The following is added immediately below the section “Principal Risks – Eurozone Investment Risks”:

Risks of Derivative Investments. Derivatives held by the Fund or an Underlying Fund may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund or an Underlying Fund may also lose money on a derivative instrument if the issuer or counterparty fails to pay the amount due. Certain derivative instruments may be illiquid, making it difficult to close out an unfavorable position. Derivative investments can increase portfolio turnover and transaction costs. As a result of these risks, the Fund or an Underlying Fund could realize little to no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

5.	The following is added immediately below the section “The Fund’s Principal Investment Strategies and Risks –Treasury Inflation-Protection Securities (“TIPS”)”:

Risks of Inflation-Protected Debt Securities. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS), are fixed income securities whose principal value is periodically adjusted according to an identified rate of inflation. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities. If inflation declines, the principal amount or the interest rate of an inflation-indexed bond will be adjusted downward. This will result in reduced income and may result in a decline in the bond’s price which could cause losses for the Fund or an Underlying Fund. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest rate is adjusted for inflation. Inflation-indexed bonds normally will decline in price when real interest rates rise which could cause losses for the Fund.

6.	The section “The Fund’s Principal Investment Strategies and Risks – Diversification and Concentration” is deleted and replaced by the following:

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single “industry.” The Fund will consider, to the extent practicable, the concentration of the portfolio securities of any underlying investment companies in which it may invest when determining compliance with its concentration policy.

While the Fund is a “diversified” fund under the Investment Company Act of 1940, certain Underlying Funds are “non-diversified” funds. Accordingly, those Underlying Funds can invest a greater portion of their assets in the securities of a single issuer than “diversified” funds can. To the extent one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

While the Fund is not a “concentrated” fund under the Investment Company Act of 1940, certain Underlying Funds are “concentrated” funds. Accordingly, those Underlying Funds are subject to concentration risk, which is the risk that the Fund’s investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

7.	The section “The Fund’s Principal Investment Strategies and Risks – Small- and Mid-Cap Companies” is deleted and replaced by the following:

Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the securities market changes, the Fund’s definition of what is a “small-cap,” “mid-cap” or “large-cap” company may change over time as well. After the Fund buys the security of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased beyond the Fund’s capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company securities that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of the Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

The Underlying Funds may use different definitions of small- or mid-cap companies.

8.	The section “The Fund’s Principal Strategies and Risks – Risks of Initial Public Offerings (IPOs)” is deleted and replaced by the following:

Risks of Initial Public Offerings (IPOs). Certain Underlying Funds have no limit on the amount of assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

9.	The section “Other Investment Strategies and Risks –Derivative Investments” is deleted and replaced by the following:

Derivative Investments. The Fund may use derivatives to hedge its cash position and manage the duration of the Fund’s portfolio, including but not limited to futures, total return swaps, and forward contracts. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies. With respect to derivatives, references to the “Underlying Funds” also include the Fund. The Underlying Funds can invest in a number of different types of “derivative” instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

There is no target range for indirect investment in derivatives at the Fund level.

10.	The following is added immediately below the section “Other Investment Strategies and Risks – Recourse”:

Investments in Pooled Investment Entities that Invest in Loans. An Underlying Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Underlying Fund will be subject to the pooled entity’s credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment-grade or below-investment-grade or may be unrated. These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

11.	The section “More Information About the Underlying Funds” is deleted in its entirety.

December 3, 2018	PS0540.004

Oppenheimer Portfolio Series: Equity Investor Fund

Supplement dated December 3, 2018 to the

Prospectus

Important Notice Regarding Change of the Fund’s Name from

“Equity Investor Fund” to

“Growth Investor Fund,” and

Changes in the Fund’s Investment Objective and Investment Policy

This supplement amends the prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the prospectus and retain it for future reference.

Effective February 1, 2019:

In connection with the proposed repositioning of the Fund, as approved by the Fund’s Board of Trustees on November 28, 2018, the Fund will implement certain changes described below.

1.	The Fund’s name is changed to “Growth Investor Fund.” All references to “Equity Investor Fund” are replaced by references to “Growth Investor Fund.”

2.	The Fund’s investment objective is changed to: “The Fund seeks total return.”

3.	The following 80% investment policy of the Fund is deleted: “Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities.”

Prospectus

4.	The first paragraph under the date on the front cover is deleted and replaced by the following:

Oppenheimer Portfolio Series Growth Investor Fund is a mutual fund that seeks total return. The Fund is a special type of mutual fund referred to as a “fund of funds” because it invests primarily in open-end funds (commonly known as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc.

5.	The section “Principal Investment Strategies” is deleted and replaced by the following:

The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc (“OFI”) (collectively, the “Underlying Funds”) in order to obtain exposure to various asset classes, investment strategies and types of securities.

The Fund generally categorizes each Underlying Fund as an equity, fixed-income, or alternative fund based on its investment profile. The Fund typically allocates its assets among Underlying Funds, and within a predetermined percentage range for its assets in equity funds, as determined by the investment adviser in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal market conditions, the Sub-Adviser selects Underlying Funds based on its determination that they could provide total return for the Fund.

The Fund generally invests between 85% and 100% of its assets in equity funds. Such funds invest in equity securities of domestic and foreign companies, including small, medium and large market capitalization companies, and growth and value stock. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. Underlying Funds investing primarily in real estate securities, listed infrastructure securities, and master limited partnerships (“MLPs”) will be deemed to be “equity funds” for purposes of the Fund’s allocation strategy.

The Fund generally invests the remainder of its assets in a flexible combination of fixed-income and alternative funds. Fixed-income funds generally invest in fixed income instruments such as investment-grade debt securities, below-investment-grade high yield securities (or “junk” bonds), government and government-sponsored securities, corporate bonds, securitized products, and inflation-protected debt securities. Alternative funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is not required to invest its assets in any specified percentages of fixed-income or alternative funds. The Fund does not limit its investment in Underlying Funds that invest primarily in foreign securities.

The Fund’s investment in Underlying Funds is subject to any limitations imposed by the Investment Company Act of 1940 or any exemptive relief therefrom.

The Fund may temporarily exceed its percentage range for its assets in equity funds for short periods and may alter the percentage range when it deems appropriate. The Sub-Adviser will monitor the markets and allocate assets among the Underlying Funds based on changing market or economic conditions and investment opportunities. The Sub-Adviser monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them back within their asset allocation target ranges. In response to changing market or economic conditions, the Sub-Adviser may change any or all of the Underlying Funds managed by OFI, including using funds that may be created in the future, or change the Fund’s asset allocation ranges at any time, in each case without prior approval from or notice to shareholders.

The Fund may use derivatives to hedge its cash position and manage the duration of the Fund’s portfolio, including but not limited to futures, total return swaps, and forward contracts. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies.

The Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This may also include shares of funds that provide exposure to inflation protected debt securities and short-term investment-grade debt securities. This will also generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments or to maintain liquidity.

6.	The section “Principal Risks – Risks of Investing in the Underlying Funds” is deleted and replaced by the following:

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time.

7.	The following is added immediately below the section “Principal Risks – Risks of Investing in Debt Securities”:

Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and therefore, those debt securities may be worth less than the amount the Fund paid for them or valued them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities will be more volatile and thus more likely to decline in price, and to a greater extent, in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause prepayments on a debt security to occur at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders (including requests from shareholders who may own a significant percentage of the Fund’s shares), which may be triggered by general market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions, if applicable. As of the date of this prospectus, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Risks of Below-Investment-Grade Securities. As compared to investment-grade debt securities, below-investment-grade debt securities (also referred to as “junk” bonds), whether rated or unrated, may be subject to greater price fluctuations and increased credit risk, as the issuer might not be able to pay interest and principal when due, especially during times of weakening economic conditions or rising interest rates. Credit rating downgrades of a single issuer or related similar issuers whose securities the Fund holds in significant amounts could substantially and unexpectedly increase the Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk. The market for below-investment-grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Risks of Derivative Investments. Derivatives held by the Fund or an Underlying Fund may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund or an Underlying Fund may also lose money on a derivative instrument if the issuer or counterparty fails to pay the amount due. Certain derivative instruments may be illiquid, making it difficult to close out an unfavorable position. Derivative investments can increase portfolio turnover and transaction costs. As a result of these risks, the Fund or an Underlying Fund could realize little to no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

Risks of Alternative Asset Classes. Some of the Underlying Funds seek investments in asset classes that are expected to perform differently from primary equity and fixed-income investments. Those asset classes may be volatile or illiquid however, particularly during periods of market instability, and they may not provide the expected uncorrelated returns.

8.	The section “Who is the Fund Designed For?” is deleted and replaced by the following:

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking total return. Because of its focus on long-term growth, the Fund may be appropriate for investors with longer term investment goals. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive equity allocation. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

9.	The following is added immediately below the section “The Fund’s Principal Investment Strategies and Risks – Foreign Investing”:

Foreign Debt Securities. Some of the Underlying Funds may also buy debt securities issued by foreign companies and foreign governments or their agencies, as well as “supra-national” entities, such as the World Bank. They can include bonds, debentures, and notes, including derivative investments called “structured” notes. Foreign debt investment can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

10.	The following is added immediately below the section “The Fund’s Principal Investment Strategies and Risks – Eurozone Investment Risks”:

Fixed-Income Investments. Some of the Underlying Funds invest primarily in debt securities to seek income. Other Underlying Funds may invest in debt securities for defensive purposes or for liquidity purposes pending the purchase of new investments or to have cash to pay for redemptions. Some of the fixed-income investments the Underlying Funds might invest in include:

•	money market instruments;
•	securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including: Treasury securities, mortgage-related government securities (interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other “pass-through” mortgage securities) and forward roll transactions (also referred to as “mortgage dollar rolls”);
•	municipal securities issued by states and their political subdivisions (such as cities, towns, counties, agencies and authorities), including municipal bonds, municipal notes and interests in municipal leases;
•	mortgage-related securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities;
•	corporate debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or other business entities;
•	other foreign debt securities, including securities issued by foreign governments and “supra-national” entities, such as the World Bank;
•	zero-coupon and stripped securities;
•	commercial paper (short-term corporate debt);
•	event-linked bonds;
•	asset-backed securities (interests in pools of consumer loans and other trade receivables);
•	floating rate and variable rate securities;
•	“structured” notes;
•	participation interests in loans; and
•	repurchase agreements.

Fixed-income investments may be subject to the following risks:

•	Interest Rate Risk. Interest rate risk is the risk that rising interest rates, or an expectation of rising interest rates in the near future, will cause the values of the Underlying Fund’s investments in debt securities to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Underlying Fund’s investments in new securities may be at lower yields and may reduce the Underlying Fund’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.
•	Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase

3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

•	Credit Risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. government securities generally have lower credit risks than securities issued by private issuers or certain foreign governments. If an issuer fails to pay interest, the Underlying Fund’s income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Underlying Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer’s credit rating or other adverse news about an issuer, for any reason, can reduce the market value of that issuer’s securities.
•	Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Underlying Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Underlying Fund might have difficulty selling them promptly at an acceptable price.
•	Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, prepayments on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.
•	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, the Underlying Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.
•	Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. The Underlying Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Underlying Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Underlying Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
•	Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are near historic lows in the U.S. and in other countries. During times of reduced market liquidity, the Underlying Fund may not be able to readily sell bonds at the prices at which they are carried on the Underlying Fund’s books. If the Underlying Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Underlying Fund redemption requests (including requests from shareholders who may own a significant percentage of the Underlying Fund’s shares), which may be triggered by market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause the Underlying Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Underlying Fund’s share price and increase the Underlying Fund’s liquidity risk, Underlying Fund expenses and/or taxable distributions, if applicable. Similarly, the prices of the Underlying Fund’s holdings could be adversely affected if an investment account managed similarly to that of the Underlying Fund were to experience significant redemptions and those accounts were required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows, as well as other adverse market and economic developments. A lack of liquidity or other adverse credit market conditions may hamper the Underlying Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets.

Following the financial crisis, the Federal Reserve sought to stabilize the economy by keeping the Federal funds rate near zero percent. The Federal Reserve purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as “quantitative easing”. As the Federal Reserve has completed the tapering of its securities purchases pursuant to quantitative easing, it has recently raised interest rates on multiple occasions, and continues to consider future raises to the Federal funds rate, there is a risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Credit Quality. The Fund can invest in securities that are rated or unrated. “Investment-grade” securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody’s Investors Service (“Moody’s”) or S&P Global Ratings (“S&P”) (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). “Below-investment-grade” securities are those that are rated below those categories, which are also referred to as “junk bonds.” While securities rated within the fourth highest category by S&P (meaning BBB+, BBB or BBB-) or by Moody’s (meaning Baa1, Baa2 or Baa3) are considered “investment-grade,” they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest rating assigned.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. The investment adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer. The rating categories are described in an appendix to the Statement of Additional Information.

Unrated Securities. Because the Fund purchases securities that are not rated by any nationally recognized statistical rating organization, the investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the investment adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the investment adviser to be comparable to rated investment-grade or below-investment-grade securities. The investment adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the investment adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the investment adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) generally have higher yields than investment-grade securities but also have higher risk profiles. Below-investment-grade securities are considered to be speculative and entail greater risk with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. These additional risks mean that the Underlying Fund may not receive the anticipated level of income from these securities, and the Underlying Fund’s net asset value may be affected by declines in the value of below-investment-grade securities. The major risks of below-investment-grade securities include:

•	Prices of below-investment-grade securities may be subject to extreme price fluctuations, even under normal market conditions. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below-investment-grade securities than on the prices of investment-grade securities.

•	Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. Issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of investment-grade securities. Issuers of below-investment-grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•	In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below-investment-grade securities.

•	Below-investment-grade securities may be less liquid than investment-grade securities, even under normal market conditions. There are fewer dealers in the below-investment-grade securities market and there may be significant differences in the prices quoted by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Underlying Fund’s securities than is the case with securities trading in a more liquid market.

•	Below-investment-grade securities typically contain redemption provisions that permit the issuer of the securities containing such provisions to redeem the securities at its discretion. If the issuer redeems below-investment-grade securities, the Underlying Fund may have to invest the proceeds in securities with lower yields and may lose income.

•	Below-investment-grade securities markets may be more susceptible to real or perceived adverse credit, economic, or market conditions than investment-grade securities.

11.	The section “The Fund’s Principal Investment Strategies and Risks – Diversification and Concentration” is deleted and replaced by the following:

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; however, securities issued by any one foreign government are considered to be part of a single “industry.” The Fund will consider, to the extent practicable, the concentration of the portfolio securities of any underlying investment companies in which it may invest when determining compliance with its concentration policy.

While the Fund is a “diversified” fund under the Investment Company Act of 1940, certain Underlying Funds may be “non-diversified” funds. Accordingly, those Underlying Funds can invest a greater portion of their assets in the securities of a single issuer than “diversified” funds can. To the extent one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

While the Fund is not a “concentrated” fund under the Investment Company Act of 1940, certain Underlying Funds may be “concentrated” funds. Accordingly, those Underlying Funds are subject to concentration risk, which is the risk that the Fund’s investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

12.	The section “The Fund’s Principal Investment Strategies and Risks – Small- and Mid-Cap Companies” is deleted and replaced by the following:

Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the securities market changes, the Fund’s definition of what is a “small-cap,” “mid-cap” or “large-cap” company may change over time as well. After the Fund buys the security of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased beyond the Fund’s capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company securities that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of the Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

The Underlying Funds may use different definitions of small- or mid-cap companies.

13.	The following is added immediately below the section “The Fund’s Principal Investment Strategies and Risks – Risks of Value Investing”:

Investing in Special Situations. Some of the Underlying Funds might periodically seek to benefit from what they perceive to be a “special situation,” such as a merger, reorganization, restructuring or other unusual event that is expected to affect a particular issuer. However, there is a risk that the anticipated change or event might not occur, which could have a negative impact on the price of the issuer’s securities. An Underlying Fund’s investment might not produce the expected gains or could incur a loss for the portfolio.

Cyclical Opportunities. Some Underlying Funds might seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes. An Underlying Fund might also seek to gain from cyclical events that might affect particular issuers or industries. There is a risk that if a cyclical event does not have the anticipated effect, the value of the Underlying Fund’s investment could fall.

Risks of Initial Public Offerings (IPOs). Certain Underlying Funds have no limit on the amount of assets that can be invested in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may be only a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for that Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Derivative Investments. The Fund may use derivatives to hedge its cash position and manage the duration of the Fund’s portfolio, including but not limited to futures, total return swaps, and forward contracts. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies. With respect to derivatives, references to the “Underlying Funds” also include the Fund. The Underlying Funds can invest in a number of different types of “derivative” instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

There is no target range for indirect investment in derivatives at the Fund level.

Volatility Index Futures. Volatility index (VIX) futures are contracts in which parties buy and sell the expectation of future volatility in the value of an index of equity securities (such as the S&P 500). A VIX future references a particular market volatility index, which measures market expectations of near-term volatility in the value of a specified equity index conveyed by prices of options on that equity index.

Risks of VIX Futures. VIX futures are subject to the risk that the Sub-Adviser is incorrect in its forecast of volatility for the underlying index, resulting in the Fund having to make a cash payment to settle the futures contract, and in certain instances, have the potential for unlimited loss.

Forward Contracts. Forward contracts are foreign currency exchange contracts that are used to buy or sell foreign currency for future delivery at a fixed price. Although each Underlying Fund values its assets daily in terms of U.S. dollars, the Underlying Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. An Underlying Fund may use forward contracts to try to protect against declines in the U.S. dollar value of foreign securities that it owns and against increases in the dollar cost of foreign securities it anticipates buying. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. Investments in forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing an Underlying Fund to sustain losses on these contracts and to pay additional transaction costs.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A swap may be embedded within a structured note or other derivative instrument. The Underlying Funds intend to enter into transactions with counterparties that are believed to be creditworthy at the time of the transaction.

Generally, if an Underlying Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty and if a credit event occurred, the Underlying Fund would deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty would pay the Underlying Fund par for the bonds. If an Underlying Fund sells credit protection using a credit default swap, generally it will receive fixed payments from the counterparty and if a credit event occurred, the Underlying Fund would pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty would deliver the bonds to the Underlying Fund. If the credit swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Risks of Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Underlying Fund may lose money. Credit default swaps are also subject to the risk that an Underlying Fund will not properly assess the cost of the underlying investment. If an Underlying Fund is selling credit protection, there is a risk that a credit event could occur and that the Underlying Fund would have to pay par value on defaulted bonds. If an Underlying Fund was buying credit protection, there is a risk that no credit event would occur and the Underlying Fund would receive no benefit for the premium paid.

Interest Rate Swaps. In an interest rate swap, the Underlying Fund and another party exchange the right to receive interest payments. For example, they might swap the right to receive floating rate payments based on a reference interest rate for the right to receive fixed rate payments. An interest rate swap may be embedded within a structured note or other derivative instrument.

Risks of Interest Rate Swaps. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Underlying Fund may lose money.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or asset or basket of securities or assets or a non-asset reference such as a securities or other type of index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, an Underlying Fund may lose money.

Volatility Swap Contracts. Volatility is a measure of the magnitude of fluctuations in the value of a security, currency, index or other financial instrument over a specified period of time. Certain Underlying Funds may enter into types of volatility swaps to hedge the volatility of a particular security, currency, index or other financial instrument, or to seek to increase its investment return. In volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. For example, to hedge the risk that the value of an asset held by an Underlying Fund may fluctuate significantly over that Underlying Fund’s period of investment, an Underlying Fund might enter into a volatility swap pursuant to which it will receive a payment from the counterparty if the actual volatility of the asset over a specified time period is greater than a volatility rate agreed at the outset of the swap. Alternatively, if the investment adviser believes that a particular security, currency, index or other financial instrument will demonstrate more (or less) volatility over a period than the market’s general expectation, to seek to increase investment return an Underlying Fund might enter into a volatility swap pursuant to which it will receive a payment from the counterparty if the actual volatility of that underlying instrument over the period is more (or less) than the volatility rate agreed at the outset of the swap.

Risks of Volatility Swaps. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the investment adviser is incorrect in its forecast of volatility for the underlying security, currency, index or other financial instrument that is the subject of the swap. If the investment adviser is incorrect in its forecast, an Underlying Fund would likely be required to make a payment to the counterparty under the swap. Volatility swaps can have the potential for unlimited losses.

Risks of Swap Transactions. Under U.S. financial reform legislation enacted in 2010 and currently being implemented, certain types of swaps are (or soon will be) required to be executed on a regulated market and cleared through a central clearing house counterparty, which may affect counterparty risk and other risks faced by the Underlying Fund, and could result in increased margin requirements and costs for the Underlying Fund. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or may be centrally cleared. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a central clearing house counterparty, and the Underlying Fund faces the central clearing house counterparty by means of an account with a futures commission merchant that is a member of the clearing house. Because the regulations regarding centrally cleared swaps have not yet been fully implemented, the scope of potential risks, including risks relating to the use of central clearing house counterparties and futures commission merchants, is unclear.

Inverse Floaters. Certain Underlying Funds may invest in inverse floaters because, under ordinary circumstances, they offer higher yields and thus provide higher income than fixed-rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an “inverse floater.” Because inverse floaters are leveraged instruments, the value of an inverse floater will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of comparable maturity and credit quality, including the municipal bond underlying an inverse floater.

Risks of Inverse Floaters. Inverse floaters pay interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated. Additionally, because the principal amount of the short-term floating rate security is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floater. Upon the occurrence of certain adverse events, a trust may be collapsed and the underlying municipal bond liquidated, and the Fund could lose the entire amount of its investment in the inverse floater and may, in some cases, be contractually required to pay the negative difference, if any, between the liquidation value of the underlying municipal bond and the principal amount of the short-term floating rate securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to “unwind” the transaction.

Commodity-Linked Derivatives. A commodity-linked derivative is a derivative instrument whose value is linked to the price movement of a commodity, commodity index, or commodity option or futures contract. The value of some commodity-linked derivatives may be based on a multiple of those price movements. One of the Underlying Funds invests primarily in commodity-linked derivatives known as “commodity-linked notes.” That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Commodity-Linked Notes. A commodity-linked note is a derivative instrument that has characteristics of both a debt security and a commodity-linked derivative. It typically makes interest payments like a debt security and at maturity the principal payment is linked to the price movement of a commodity, commodity index or commodity option or futures contract. Commodity-linked notes are typically issued by a bank, other financial institution or a commodity producer. An Underlying Fund negotiates with the issuer to obtain specific terms and features that are tailored to its investment needs.

Certain of the Underlying Funds may invest primarily in commodity-linked notes. That Underlying Fund has limits on the leverage ratio of each commodity-linked note it buys as well as on its overall portfolio and is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments.

Risks of Commodity-Linked Investments. Investments linked to the prices of commodities are considered speculative. The commodity-linked instruments in which an Underlying Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods due to a variety of factors, including: changes in supply and demand relationships, weather, agriculture, fiscal and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. These events might have less impact on the values of stocks and bonds and can make commodity-linked investments more volatile than other types of investments.

Commodity markets are also subject to temporary distortions and other disruptions due to lack of liquidity, the participation of speculators, and government regulation, among other factors. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices that may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices may have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices and could adversely affect the value of commodity-linked investments.

“Structured” Notes. “Structured” notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of “Structured” Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Hedging. All of the Underlying Funds may use derivatives for hedging purposes. Hedging transactions are intended to reduce the risk of security price declines, interest rate changes, currency rate changes or other risks in the Underlying Fund’s portfolio. At times, however, a hedging instrument’s value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If an Underlying Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. For some derivatives, it is possible to lose more than the amount invested in the derivative investment. In addition, some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and may increase portfolio turnover. Derivatives are subject to credit risk, since the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. As a result of these risks, the Fund could realize little or no income or lose money from the investment, or the use of a derivative for hedging might be unsuccessful.

In addition, under financial reform legislation currently being implemented, certain over-the-counter derivatives, including certain interest rate swaps and certain credit default swaps, are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse, which may result in increased margin requirements and costs for the Fund. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction that is cleared may entail further risks and costs, including the counterparty risk of the clearinghouse and the futures commission merchant through which the Fund accesses the clearinghouse.

Risks of Leverage. Certain derivatives and other investments of certain Underlying Funds involve a degree of leverage. Generally, leverage may occur when, in return for the potential to realize higher gain, an investment exposes the investor to a risk of loss that exceeds the amount invested. An Underlying Fund’s use of an economically leveraged derivative may provide the potential for investment gain or loss that may be several times greater than the change in value of the underlying security, asset, interest rate, index or currency upon which such derivative is based, which may result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. If an Underlying Fund uses derivatives for leverage, its share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of its investments.

An Underlying Fund is subject to legal requirements, applicable to all mutual funds, that are designed to reduce the effects of any leverage created by the use of derivative instruments. Under these requirements, an Underlying Fund must identify liquid assets (sometimes referred to as “asset segregation”) or engage in other measures, with regard to its derivative instruments.

14.	The sections “Other Investment Strategies and Risks – Investing in China A Shares,” through and including “Other Investment Strategies and Risks – Credit Quality Standards for Loans” are deleted and replaced by the following:

Other Investment Strategies and Risks. The Underlying Funds can also use the investment techniques and strategies described below. An Underlying Fund might not use all of these techniques or strategies or might only use them from time to time.

Investing in China A Shares. The portfolio managers of some Underlying Funds may pursue the Underlying Fund’s investment objective by investing a portion of the Underlying Fund’s assets in China A shares (“China A Shares”), which are shares of companies incorporated in the People’s Republic of China (“PRC”) and listed on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”). The China A Shares market is an active Chinese market that includes a large number of Chinese equities as well as smaller or emerging Chinese companies that may not list shares elsewhere. The China Securities Regulatory Commission (“CSRC”) and the Securities and Futures Commission of Hong Kong have approved programs which establish mutual stock market access between the PRC and Hong Kong, via the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and

Clearing Limited, the SSE, the SZSE and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) designed to achieve mutual stock market access between the PRC and Hong Kong.

An Underlying Fund may invest directly in certain eligible China A Shares through Stock Connect or, for operational efficiency and regulatory considerations, through an investment in OFI Global China Fund, LLC (the “China Fund”), a private investment vehicle organized under Delaware law. The China Fund seeks long term capital appreciation by investing primarily in companies established or operating in the PRC. It is expected that the China Fund will invest a substantial portion of its assets in China A Shares and other securities available to certain qualified investors. The Sub-Adviser has full and exclusive discretionary authority to manage the day-to-day operations of the China Fund and to invest its assets. An Underlying Fund’s investment in the China Fund may vary based on the portfolio managers’ use of different types of investments that provide exposure to Chinese securities, e.g., through Stock Connect. Since an Underlying Fund may invest a portion of its assets in the China Fund, the Underlying Fund may be considered to be investing indirectly in such Chinese securities through the China Fund.

Risks of Investing through the China Fund. Investments in Class A shares of Chinese companies involve certain risks and special considerations not typically associated with investments in U.S. companies, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets and may be characterized by relatively low trading volume, which may result in substantially less liquidity and greater price volatility than more developed markets. Some of these risks may be more pronounced for the China A Shares market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. The China Fund’s China A Shares investment quota may be reduced or revoked by the Chinese government at any time, including if redemptions reduce the amount invested in China A Shares by the China Fund below the current quota amount. Further, the China Fund may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the China Fund is more subject to the risks associated with and developments affecting such issuers than a fund that invests more widely. In addition, although it is not currently expected to do so, the China Fund may invest a portion of its assets in certain exchanged-traded and over-the-counter financial instruments from countries other than China.

An Underlying Fund will deem its investment in the China Fund to be illiquid and subject to limits on illiquid investments. Currently, an Underlying Fund has a policy of investing no more than 15% of its net assets in illiquid or restricted investments. An Underlying Fund currently will invest no more than 10% of its net assets in the China Fund. Interests in the China Fund may be redeemed, and net redemption proceeds may be repatriated only once each day. In addition, the China Fund is subject to a monthly accumulated repatriation limit equal to 20% of the China Fund’s total investment in China A Shares and other QFII permitted securities as of the end of the previous year. An Underlying Fund’s redemption of interests from the China Fund may be limited accordingly.

The China Fund is not registered under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder by the SEC. To the extent an Underlying Fund invests in the China Fund, it will not have all of the protections offered to investors by the Investment Company Act of 1940. However, pursuant to an exemptive order granted on October 31, 2017 to the China Fund by the SEC, the China Fund is required to comply with the substantive requirements of a number of provisions of the Investment Company Act of 1940 and the regulations thereunder.

Risks of Investing through Stock Connect. Trading on Stock Connect is subject to an aggregated daily quota on purchases that can change without notice, restricting an Underlying Fund’s ability to invest in China A Shares on a timely basis. The Stock Exchange of Hong Kong Limited (“SEHK”), SSE and SZSE may suspend trading of individual securities or more broadly in response to market events, which may adversely affecting an Underlying Fund’s ability to access the PRC market. Stock Connect only operates on days when [both] markets are open for trading and banks in both markets are also open on corresponding settlement days, thus an Underlying Fund may not be able to trade China A Shares on days when Stock Connect is not trading but normal trading for the PRC market otherwise occurs. Prices may fluctuate on China A Shares on days when Stock Connect is not trading. An Underlying Fund’s ability to enter and exit trades via Stock Connect on a timely basis is also restricted by a prohibition on turnaround (day) trading on the China A Share market (i.e., investors cannot purchase and sell the same securities via Stock Connect in the same trading day). Stock Connect relies on the maintenance by relevant market participants of certain information technology, risk management and other requirements. There is no assurance that relevant exchange trading systems and market participants will function properly or continue to adapt to changes. If relevant systems fail to function properly, trading disruptions can occur that adversely affect an Underlying Fund’s ability to access the China A Share market. An Underlying Fund is also subject to risks related to the clearing and settlement of securities, including for example where a default occurs in connection with the settlement of cross border trades that could cause potential delays in an Underlying Fund’s recovery process or its ability to fully recover losses. It is expected that the list of eligible securities on Stock Connect will be subject to review and may change periodically. Hong Kong and overseas investors are subject to a restriction on single foreign investors’ holding no more than 10% of the total issue shares, as well as a restriction on the aggregate foreign investors’ shareholding of no more than 30% of the total issue shares. Therefore, foreign investors could be required to unwind their positions if excessive shareholding restrictions are exceeded.

Regulations and implementation rules applicable to Stock Connect are novel and untested, and it is uncertain as to how they will be applied. There is also uncertainty generally regarding changes in government policies, taxation, currency repatriation restrictions, permitted foreign ownership levels and other laws or regulations that impact Stock Connect. Under current PRC and CSRC tax guidance, capital gains realized by an Underlying Fund from trading of eligible China A Shares on the SSE under Stock Connect may currently enjoy a temporary exemption from PRC income and business tax. It is not known when such exemption will expire and whether other taxes will be applicable to trading securities under Stock Connect in the future. There is no guarantee that relevant tax regulations and guidance, including the temporary tax exemption with respect to Stock Connect, will continue to apply, will not be repealed and re-imposed retrospectively, or that no new tax regulations and practice relating to Stock Connect will not be promulgated in the future, possibly with retroactive effect. Such changes could have a significant adverse effect on an Underlying Fund, including reducing returns, reducing the value of an Underlying Fund’s investments, and possibly impairing capital invested by an Underlying Fund.

Investments in Real Estate Securities. Certain of the Underlying Funds may invest primarily in shares of real estate investment trusts (REITs). Such Underlying Funds may also invest in real estate operating companies (REOCs) and other real estate related securities. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Such Underlying Funds may invest primarily in Equity REITs.

•	Equity REITs. Equity REITs are companies that primarily invest in real property and derive income mainly from the collection of rents. Equity REITs may also realize capital gains by investing in and selling properties that have appreciated in value.

•	Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

•	Hybrid REITs. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Because an Underlying Fund may concentrate its assets in the real estate industry, its performance is closely linked to the performance of the real estate markets. Property values or revenues from real estate investments may fall due to many different factors, including: disruptions to real estate sales markets, increased vacancies or declining rents, negative economic developments affecting businesses or individuals, increased real estate operating costs, lower real estate demand, oversupply, obsolescence, competition, uninsured casualty losses, condemnation losses, environmental liabilities, the failure of borrowers to repay loans in a timely manner, changes in prevailing interest rates or rates of inflation, lack of available credit or changes in federal or state taxation policies affecting real estate. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor company management, or other factors that affect companies in general. Smaller REITs may be subject to greater risks than larger REITs. Because an Underlying Fund may invest primarily in real estate securities, it may perform poorly during a downturn in that industry.

Investments in Underlying Fund Wholly-Owned Subsidiary. Certain of the Underlying Funds may invest up to 25% of their total assets in a wholly-owned subsidiary of the Underlying Fund (the Subsidiary). Some Subsidiaries invest primarily in commodity-linked derivatives (including commodity-futures, financial futures, options and swap contracts), exchange-traded funds related to gold or other special minerals (“Gold ETFs”) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Another Subsidiary invests primarily in Regulation S securities.

Investment in a Subsidiary is expected to provide the Underlying Fund with exposure to the commodities markets (or to Regulation S securities, as applicable) within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code (“Subchapter M”). Subchapter M requires, among other things, that at least 90% of the Underlying Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which the Underlying Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement.

Under proposed regulations, the annual net profit realized by the Subsidiary and treated as received by the Underlying Fund for U.S. federal income tax purposes will be considered “qualifying income” for purposes of the Underlying Fund’s qualification as a regulated investment company under Subchapter M only to the extent such net profit is currently and timely distributed to the Underlying Fund. If such proposed regulations are finalized in their current form, the Fund generally expects that the Underlying Fund would cause the Subsidiary to currently and timely distribute such amounts. If the Underlying Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be treated as dividend income to the Underlying Fund’s shareholders, and the Underlying Fund could be required to pay substantial taxes, penalties and interest and to make substantial distributions, in order to re-qualify for such special treatment.

Risks of Sovereign Debt. Sovereign debt instruments are subject to the risk that a governmental entity may delay, refuse, or otherwise be unable to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay, and there are no bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others. Sovereign debt securities issued by certain “supra-national” entities, such as the World Bank, are subject to the risk that the supra-national entity is unable to repay its borrowings and that the governmental members of such supra-national entity are unable or unwilling to make capital contributions to enable the supra-national entity to do so.

Distressed Debt Securities. Certain Underlying Funds may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in below-investment-grade debt securities. An Underlying Fund will generally not receive interest payments on the distressed securities and may also incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. An Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, an Underlying Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Municipal Securities. Certain Underlying Funds primarily invests in municipal securities. Municipal securities are fixed-income securities primarily issued by states, cities, counties and other governmental entities in the United States to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects, or financing public facilities. The interest received from most municipal bonds is exempt from federal, state or local income taxes in the municipalities where the bonds are issued; however, the Underlying Fund can invest in municipal securities because the portfolio manager believes they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

Risks of Investing in Municipal Securities. Municipal securities may be subject to interest rate risk and credit risk. The value of the Underlying Fund’s investment in municipal securities will be highly sensitive to events affecting the fiscal stability of the states, municipalities, agencies, authorities and other instrumentalities that issue the municipal securities. In particular, economic, legislative, regulatory or political developments affecting the ability of a state’s issuers to pay interest or repay principal may significantly affect the value of the Underlying Fund’s investments in these securities. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to the state’s municipal issuers. Other occurrences, such as catastrophic natural disasters, can also adversely affect a state’s fiscal stability. The recent national economic crisis, among other factors, has caused deterioration in the economies of many states, resulting in an adverse impact on states’ spending, revenues and state budgets that has caused many states to operate under significant financial stress.

Certain Underlying Funds can invest up to 100% of its assets in below-investment-grade securities; therefore, that Underlying Fund’s credit risks are greater than those of funds that buy only investment-grade securities.

Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. In some cases, the trigger event will not be deemed to have occurred unless the event is of a certain magnitude (based on scientific readings) or causes a certain measurable amount of loss to the issuer, a particular industry group or a reference index. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, and financial institutions, among other issuers, or special purpose vehicles associated with the foregoing.

Risks of Investing in Event-Linked Bonds. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and additional interest. Event-linked bonds may expose a fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. Lack of a liquid market may result in higher transaction costs and the possibility that the Underlying Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated by one or more nationally recognized statistical rating organizations, however the Underlying Fund may also invest in unrated event-linked bonds whether or not determined by the Fund’s manager to be investment-grade. Certain event-linked bonds are multi-peril bonds in that one of a multiple set of trigger events could result in loss.

Inflation-Indexed Debt Securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to an identified rate of inflation. For example, the U.S. Treasury uses the Consumer Price Index as the inflation measure for Treasury Inflation-Protection Securities. If the index measuring inflation falls, the principal value of the inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to smaller principal amounts) will be reduced. If the index measuring inflation rises, both the principal value and the interest payable (calculated with respect to a larger principal amount) will increase. With respect to certain inflation-indexed bonds, instead of adjusting the bond’s principal value, the inflation adjustment is reflected in the coupon payment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities.

Risks of Inflation-Indexed Debt Securities. If inflation declines, the principal amount or the interest rate of an inflation-indexed bond will be adjusted downward. This will result in reduced income and may result in a decline in the bond’s price, which could cause losses for the Fund. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest rate is adjusted for inflation. Inflation-indexed bonds normally will decline in price when real interest rates rise, which could cause losses for the fund. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate.

Treasury Inflation-Protection Securities (“TIPS”). These are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

Risks of Inflation-Protected Debt Securities. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS), are fixed income securities whose principal value is periodically adjusted according to an identified rate of inflation. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds with similar maturities. If inflation declines, the principal amount or the interest rate of an inflation-indexed bond will be adjusted downward. This will result in reduced income and may result in a decline in the bond’s price which could cause losses for the Fund or an Underlying Fund. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest rate is adjusted for inflation. Inflation-indexed bonds normally will decline in price when real interest rates rise which could cause losses for the Fund.

U.S. Government Securities. Certain Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. “Full faith and credit” means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations (“Ginnie Maes”), are also backed by the full faith and credit of the U.S. government. Others are supported only by the credit of the agency that issued them (for example, obligations issued by the Federal Home Loan Banks, “Fannie Mae” bonds issued by the Federal National Mortgage Association and “Freddie Mac” obligations issued by the Federal Home Loan Mortgage Corporation). In September 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship.

U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the U.S. government for payment of interest and repayment of principal and have relatively little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities (TIPS). While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

Mortgage-Related Securities. Certain of the Underlying Funds can buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers, such as corporations, banks, savings and loans, mortgage bankers and other non-governmental issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-backed securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Mortgage-Related Government Securities. Mortgage-related securities that are U.S. government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by private issuers. Private-issuer mortgage-backed securities may include loans on residential or commercial properties. Mortgage-related securities, including collateralized mortgage obligations (“CMOs”), issued by private issuers are not U.S. government securities, making them subject to greater credit risks than U.S. government securities. Private issuer securities are subject to the credit risks of both the issuers and the underlying borrowers, although in some cases they may be supported by insurance or guarantees.

Private-Issuer Securities. Certain Underlying Funds can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including private-issuer mortgage-backed securities. Securities issued by private issuers are subject to greater credit risks than U.S. government securities.

Asset-Backed Securities. Certain Underlying Funds can buy asset backed securities, which are fractional interests in pools of loans and are collateralized by the loans, other assets or receivables. They are typically issued by trusts and special purpose corporations that pass the income from the underlying pool to the purchasers. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool, and to interest rate and prepayment risks.

Zero-Coupon and “Stripped” Securities. Some of the debt securities that certain of the Underlying Funds may invest in are zero-coupon or stripped securities. They may be issued by the U.S. government or private issuers. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Stripped securities are the separate income or principal components of a debt security. One component might receive all the interest and the other all the principal payments. The securities that are entitled to only the principal payments may be sold at a substantial discount from the market value of the initial security.

Zero-coupon and stripped securities are particularly sensitive to changes in interest rates and may be subject to greater price fluctuations as a result of interest rate changes than interest bearing securities. Certain of the Underlying Funds may be required to pay a dividend of the imputed income on zero-coupon or principal-only security at a time when it has not actually received the income. The values of interest-only and principal-only mortgage-related securities are also very sensitive to changes in prepayments of the underlying obligations. When prepayments tend to fall, the timing of the cash flows to principal-only securities increases, making them more sensitive to interest rates. The market for zero-coupon and stripped securities may be limited, making it difficult for the Underlying Fund to value them or dispose of its holdings at an acceptable price.

Long/Short Holdings. Certain Underlying Funds may generally take long positions in investments that the manager believes to be undervalued and if fundamentals are improving, and short positions in investments that the manager believes to be overvalued or in which fundamentals are eroding. An Underlying Fund’s overall long or short positioning can vary based on market conditions, and that Underlying Fund may take both long and short positions simultaneously. Under certain conditions, even if the value of an Underlying Fund’s long positions are rising, this could be offset by declining values of that Underlying Fund’s short positions. Conversely, it is possible that rising values of an Underlying Fund’s short positions could be offset by declining values of that Underlying Fund’s long positions. In either scenario that Underlying Fund may experience losses. In a market where the value of both an Underlying Fund’s long and short positions are declining, that Underlying Fund may experience substantial losses.

Short Sales. Certain Underlying Funds may make short sales of securities, either as a hedge against the potential decline in value of a security that such Underlying Fund owns or to realize appreciation when a security that such Underlying Fund does not own declines in value. To effect a short sale, an Underlying Fund will borrow the security that it desires to short from a broker and then sell the security. While an Underlying Fund is borrowing the security, it will generally pay a fee to the lending broker and reimburse the broker for any dividends or other income paid on the security. Additionally, regulations require that an Underlying Fund provide collateral to the lending broker to secure its obligation to return the borrowed security. An Underlying Fund is obligated to purchase the security at a later date in order to return it to the lending broker. An Underlying Fund would realize a gain on the transaction if the price at which it sold the security short was higher than the price at which it repurchased the security plus the costs of borrowing the security and any other transaction costs.

Risks of Short Sales. An Underlying Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which such Underlying Fund closes the short position. A short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security an Underlying Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Short sales may cause a higher portfolio turnover rate and increase an Underlying Fund’s brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

Illiquid and Restricted Investments. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as “illiquid” investments. Illiquid investments may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as “restricted securities.” Certain restricted investments that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Investments by “Funds of Funds.” Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as “funds of funds.” The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund’s outstanding shares or of its outstanding Class I and/or Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them to increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund’s assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund’s shares is included elsewhere in this prospectus.

When-Issued and Delayed-Delivery Transactions. Some of the Underlying Funds may purchase securities on a “when-issued” basis and may purchase or sell such securities on a “delayed-delivery” basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Underlying Fund makes no payment to the issuer and no interest accrues to the Underlying Fund from the investment. The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the

Underlying Fund paid. An Underlying Fund may lose money if the value of the security declines below the purchase price.

Risks of Technology Stocks. Certain Underlying Funds may invest in technology stocks. The types of companies the portfolio managers of those Underlying Funds consider to be technology companies can be expected to change over time as developments in technology occur. Technology companies and companies having significant investments in technology are particularly vulnerable to the risks of technology markets and economic events that affect those markets. The technology sector has historically exhibited great fluctuation in valuations. The stock prices of technology companies have been highly volatile, largely due to the rapid pace of product changes and developments within the sector. That price volatility may be expected to continue into the future.

Some technological developments may never become commercially successful or may rapidly become obsolete. Technologies that are dependent on consumer demand may also be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may be adversely affected by international, federal and state regulations.

Put and Call Options. Put and call options may be bought or sold on futures contracts (including commodity futures contracts), commodity indices, financial indices, securities indices, currencies, financial futures, swaps and securities. A call option gives the buyer the right, but not the obligation, to purchase an underlying asset at a specified (strike) price. A put option gives the buyer the right, but not the obligation, to sell an underlying asset at a specified price. Options may be traded on a securities or futures exchange or over-the-counter. Options on commodity futures contracts are traded on the same exchange on which the underlying futures contract is listed.

Some Underlying Funds are limited to selling call options if they are “covered.” For call options on securities, that means the Underlying Fund owns the securities that are subject to the call. For other types of call options, the Underlying Fund would be required to identify liquid assets to cover its obligation under the option. An Underlying Fund might have no limit on the amount of its total assets that may be subject to covered calls. Some Underlying Funds that sell put options must identify liquid assets to cover any put options they sell.

Risks of Options. If an Underlying Fund sells a put option, there is a risk that it may be required to buy the underlying investment at a disadvantageous price and if an Underlying Fund sells a call option, there is a risk that it may be required to sell the underlying investment at a disadvantageous price. If an Underlying Fund sells a call option on an investment that it owns (referred to as a “covered call”) and the investment has increased in value when the call option is exercised, the Underlying Fund will be required to sell the investment at the call price and will not be able to realize any of the investment’s value above the call price. Options may involve economic leverage, which could result in greater price volatility than other investments.

Futures Contracts. Certain Underlying Funds can buy and sell futures contracts, including financial futures contracts and commodities futures contacts. Futures contracts are agreements in which one party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Futures contracts are traded on futures exchanges, which offer a central marketplace in which to originate futures contracts and clear trades in a secondary market. Futures exchanges also provide standardization of expiration dates and contract sizes. Buyers of futures contracts do not own the underlying asset or commodity unless they decide to accept delivery at the expiration of the contract. Delivery of the underlying commodity to satisfy a commodity futures contract rarely occurs and buyers typically close-out their positions before expiration. Financial futures contracts are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price, and may be settled in cash or through delivery of the underlying instrument. Generally, an Underlying Fund expects to satisfy or offset the delivery obligations under a futures contract by taking an equal but opposite position in the futures market in the same underlying instrument. The Underlying Funds’ investments in futures contracts may involve substantial risks.

Risks of Futures Contracts. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Repurchase Agreements. In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

Investments in Mining Securities and Metal Investments. Certain of the Underlying Funds may invest directly in, or indirectly through a Subsidiary or by means of derivative instruments, securities issued by companies that are involved in mining or processing or dealing in gold or other metals or minerals. These securities are described as “Mining Securities.” Those Underlying Funds may also invest up to 10% of their total assets in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as “Metal Investments.” While the Underlying Funds may hold gold or silver coins that have an active, quoted trading market, they will not hold them for their value as “collectibles.” The Underlying Funds’ investment in Gold ETFs is subject to this investment restriction.

Risks of Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for the Underlying Fund in making Metal Investments, if it fails to qualify as a “regulated investment company” under the Internal Revenue Code.

To the extent the Underlying Fund invests in gold or silver bullion, it will earn no income. However, the Underlying Fund may realize gains as a result of the sale of those investments after an appreciation in the market price and such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.

Investments in metals entail the risk that the Underlying Fund might not qualify as a “regulated investment company,” under the Internal Revenue Code because any gains from the sale of those investments would not constitute “qualifying income” under Subchapter M of the Code. As explained further under “Investments in Underlying Fund Wholly-Owned Subsidiary” in this prospectus, Subchapter M requires, among other things, that at least 90% of the Underlying Fund’s gross income be derived from qualifying sources. If the Underlying Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be treated as dividend income to the Underlying Fund’s shareholders, and the Underlying Fund could be required to pay substantial taxes, penalties and interest and to make substantial distributions, in order to re-qualify for such special treatment.

Master Limited Partnerships. Certain of the Underlying Funds may invest in publicly traded limited partnerships known as “master limited partnerships” or MLPs. MLPs are typically engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission and are freely tradable on securities exchanges such as the NYSE and the NASDAQ, or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner is an entity typically owned by a major energy company, an investment fund, the direct management of the MLP, or one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the MLP, through ownership of common units, and have a limited role in the MLP’s operations and management. An Underlying Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Underlying Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Underlying Fund sold its investment in the MLP.

The MLPs that the Underlying Funds primarily invest in are typically involved in the following types of business:

•	Midstream – businesses involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal;

•	Upstream – businesses primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids; and

•	Downstream – businesses that process, treat and refine natural gas liquids and crude oil.

MLP Affiliates — Certain of the Underlying Funds may invest in the debt and equity securities of MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. Certain of the Underlying Funds may also invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Risks of Investing in Master Limited Partnerships. Investments in securities of MLPs involve risks that are in addition to investments in equity. Such risks include, but are not limited to:

•	Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, unit holders may not elect the general partner or the directors of the general partner and they have limited ability to remove an MLP’s general partner.

•	MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests.

•	General partners of MLPs often have limited call rights that may require unit holders to sell their common units at an undesirable time or price.

•	MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing unit holders, including an Underlying Fund’s ownership interest.

•	Because MLPs pay out most of their operating cash flows, they rely on capital markets for access to equity and debt financing to fund growth projects and acquisitions. If market conditions limit an MLP’s access to capital markets, the MLP’s distribution growth prospects could be at risk. MLPs may also face increased costs of capital, and at times may have significant interest costs and other debt burdens. Covenants and other restrictions imposed by an MLP’s lenders may limit its growth.

•	An Underlying Fund may derive a substantial portion of its cash flow from investments in equity securities of MLPs. The amount of cash that an Underlying Fund will have available to pay or distribute to the Fund may depend, to some extent, on the ability of the MLPs that an Underlying Fund owns to make distributions to its partners. Neither an Underlying Fund nor its investment manager has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

Tax Risks of Master Limited Partnerships

•	MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Underlying Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Underlying Fund’s investment in the MLP.

•	The ability of the Underlying Fund’s MLP investments to contribute toward meeting the Underlying Fund’s investment objective will depend on the level of taxable income, dividends and distributions the Underlying Fund receives from the MLPs and other securities of companies in which it invests. The tax benefit the Underlying Fund is expected to derive from an investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s underlying asset mix, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the applicable federal corporate tax rate (as well as state and local income taxes). If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Underlying Fund receives might be taxed as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could adversely affect the contribution of the Underlying Fund’s MLP investments toward meeting the Underlying Fund’s investment objective and would reduce the amount of cash available to pay or distribute to the Underlying Fund.

•	The tax treatment of MLPs could be subject to potential legislative, judicial or administrative changes and differing interpretations, possibly on a retroactive basis. For example, federal income tax legislation has been proposed that would eliminate partnership tax treatment for certain MLPs and recharacterize certain types of income received from partnerships. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of the Underlying Fund. In addition, federal tax incentives are widely used by oil, gas and coal companies. If those incentives were reduced or eliminated, or if new fees were imposed on certain energy producers, MLPs and other natural resources sector companies in which an Underlying Fund invests, and/or the natural resources sector generally, could be adversely affected.

•	An Underlying Fund will be a limited partner in the MLPs in which it invests. As a result, it will be allocated a pro rata share of income, gains, losses, deductions and expenses from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in an Underlying Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current taxable income to the Underlying Fund.

•	To the extent a distribution received by the Underlying Fund from an MLP is treated as a return of capital, the Underlying Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require an Underlying Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.

Energy Infrastructure and Energy-Related Assets or Activities. Energy infrastructure companies are subject to risks specific to the energy and energy-related industry. Risks inherent in the energy infrastructure business of MLPs include, but are not limited to, the following:

•	Processing, exploration and production, and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity, while propane MLPs do own the underlying energy commodity. High quality MLPs are more able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

•	A decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions if the reserves are not replaced.

•	Some MLPs are dependent on third parties to conduct their exploration and production activities and shortages in crews or drilling rigs can adversely impact such MLPs.

•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to new construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows provided by MLPs that grow through acquisitions.

•	The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

•	Extreme weather patterns, such as Hurricane Ivan in 2004, Hurricane Katrina in 2005 and Hurricane Sandy in 2012, and environmental hazards, such as the BP oil spill in 2010, could result in significant volatility in the supply of energy and power and could adversely impact the value of the Fund’s portfolio securities investments. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

•	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. An Underlying Fund’s investments in greenfield projects may distribute income. However, an Underlying Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. An Underlying Fund’s investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

Special Considerations of Senior Loans and Other Loans. Certain Underlying Funds may invest in loans, and in particular, in floating rate loans (sometimes referred to as “adjustable rate loans”) that hold (or in the judgment of the investment adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. These investments are referred to as “Senior Loans.”

Senior loans typically have higher recoveries than other debt obligations that rank lower in the priority of payments for a particular debtor, because in most instances they take preference over those subordinated debt obligations, with respect to payment of interest and principal, and over stock. However, an Underlying Fund is still subject to the risk that the borrower under a loan will default on scheduled interest or principal payments and that the assets of the borrower to which an Underlying Fund has recourse will be insufficient to satisfy in full the payment obligations that the borrower has to that Underlying Fund. The risk of default will increase in the event of an economic downturn or, in the case of a floating rate loan, a substantial increase in interest rates (because the cost of the borrower’s debt service will increase as the interest rate on its loan is upwardly adjusted). An Underlying Fund may own a debt obligation of a borrower that becomes, or is about to become, insolvent. An Underlying Fund can also purchase debt obligations that are extended to a bankrupt entity (so called debtor-in-possession or ‘DIP’ financing) or debt obligations that are issued in connection with a restructuring of the borrower under bankruptcy laws.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

How an Underlying Fund Invests in Loans. An Underlying Fund may invest in loans in one or more of three ways: it may invest directly in a loan by acting as an original lender; it may invest directly in a loan by purchasing a loan by an assignment; or it may invest indirectly in a loan by purchasing a participation interest in a loan. An Underlying Fund may also gain exposure to loans indirectly using certain derivative instruments, described elsewhere in this prospectus.

Original Lender. An Underlying Fund can invest in loans, generally “at par” (a price for the loan equal approximately to 100% of the funded principal amount of the loan, minus any original issue discount) as an original lender. When an Underlying Fund is an original lender, it is entitled to receive a return at the full interest rate for the loan.

Loan Assignments. An Underlying Fund may also purchase a loan by assignment. In a loan assignment, an Underlying Fund typically succeeds to the rights and obligations of the assigning lender under the loan agreement and becomes a “lender” under the loan agreement, entitled to the same rights (including, but not limited to, enforcement or set-off rights) that are available to lenders generally. When an Underlying Fund buys an assignment, it may be required to pay a fee, or cede a portion of the interest and fees that accrued prior to settlement of the assignment, to the lender selling the assignment. Occasionally, the selling lender pays a fee to the assignee. If an Underlying Fund assigns a loan, it may be required to pass along to a buyer a portion of any interest and fees that such Underlying Fund would otherwise be entitled to. In addition, an Underlying Fund may be required to pay a transfer fee to the lending agent.

Participation Interests. An Underlying Fund may invest in participation interests in loans. Participation interests represent an undivided fractional interest in a loan. They are typically purchased from banks or dealers that have made the loan or have become members of the loan syndicate by purchasing the loan by assignment. When an Underlying Fund invests in a loan via a participation, the participation seller remains the lender of record under the loan agreement, and such Underlying Fund typically becomes the beneficial owner of the loan, and is entitled to receive from the participation seller any payments or other property or distributions received by the participation seller from or on behalf of the borrower of the loan. When an Underlying Fund buys a participation, it may be required to pay a fee, or cede a portion of the interest and fees that accrued prior to settlement of the participation, to the lender selling the participation. Occasionally, the selling lender pays a fee to the participant. If an Underlying Fund sells a participation, it may be required to pass along to a buyer a portion of any interest and fees that such Underlying Fund would otherwise be entitled to.

Recourse. When an Underlying Fund invests in loans as an original lender it will have direct recourse against the borrower in the event of a failure to pay scheduled principal or interest. When it purchases a loan by assignment, it typically succeeds to whatever rights the assigning lender had under the loan agreement, and will therefore be entitled to the same rights (including, but not limited to, enforcement or set-off rights) that are available to lenders generally. When an Underlying Fund buys a participation interest, it assumes the credit risk of the borrower and the counterparty risk of the lender selling the participation interest (and, in certain circumstances, such lender’s credit risk), and the terms of the participation may not entitle an Underlying Fund to all rights of a direct lender under the loan (for example, with respect to consent, voting or enforcement rights). Therefore, an Underlying Fund’s rights under a participation interest for a particular loan may be more limited than the rights of the original lender or an investor who acquires an assignment of that loan. Where an Underlying Fund invests in a loan via a participation, such Underlying Fund generally will have no right of direct recourse against the borrower or ability to otherwise directly enforce the terms of the loan agreement.

Investments in Pooled Investment Entities that Invest in Loans. An Underlying Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Underlying Fund will be subject to the pooled entity’s credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment-grade or below-investment-grade or may be unrated. These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

Interest Rates and Floating or Adjustable Rate Loans. The loans in which an Underlying Fund invests typically have floating or adjustable interest rates. For that reason, the Sub-Adviser expects that when interest rates change, the values of these floating rate loans will fluctuate less than the values of fixed-rate debt securities, and that the net asset values of an Underlying Fund’s shares will fluctuate less than the shares of funds that invest mainly in fixed-rate debt obligations. However, the interest rates of some floating rate loans adjust only periodically. Between the times that interest rates on floating rate loans adjust (which is most often quarterly, but may be monthly, every six months, or some other period), the interest rates on those floating rate loans may not correlate to prevailing interest rates. That will affect the value of the loans and may cause the net asset values of the Underlying Fund’s shares to fluctuate.

The base rate usually is a benchmark that “floats” or changes to reflect current interest rates, such as:

•	the prime rate offered by one or more major U.S. banks (referred to as the “Prime Rate”), or

•	the London Inter-Bank Offered Rate (“LIBOR”).

The applicable rate is defined in the loan agreement. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the benchmark selected by a borrower for its loans may change from time to time (but the benchmark selected for a particular loan will remain the same for the life of that loan). If the benchmark interest rate on a floating rate loan changes, the rate payable to lenders under the floating rate loan will, in turn, change at the next scheduled adjustment date. If the benchmark rate increases, an Underlying Fund would earn interest at a higher rate on that floating rate loan after the next scheduled adjustment date. If the benchmark rate decreases, an Underlying Fund would earn interest at a lower rate on that floating rate loan after the next scheduled adjustment date.

An Underlying Fund may use interest rate swap agreements and other hedging practices to mitigate fluctuations in value when the interest rate under the loan is periodically reset.

An Underlying Fund may invest in loans having a fixed rate of interest; however, it is unlikely to do so because fixed rate loans are uncommon in the loan market generally.

Prepayment. An Underlying Fund has no limits as to the maturity of loans it may purchase. Senior Loans in general have a stated term of between five and seven years, and other types of loans in which an Underlying Fund may invest may have shorter or longer maturities. Notwithstanding their stated maturity, loans may be prepaid prior to their stated terms for reasons including, but not limited to, high market demand for loans, refinancing by the borrower, mandatory prepayment requirements or desire of the borrower to repay outstanding debt. If a borrower prepays a loan, an Underlying Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return. However, any prepayment and facility fees an Underlying Fund receives may help reduce any adverse impact on such Underlying Fund’s yield. Because the interest rates on floating rate loans adjust periodically, the Sub-Adviser believes that the Underlying Fund should generally be able to reinvest prepayments in floating rate loans that have yields similar to those that have been prepaid.

Subordination. Senior loans typically hold the most senior position in a borrower’s capital structure. They may include loans that hold the most senior position alone, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Sub-Adviser, in the category of senior debt of the borrower. Borrowers typically are required contractually to pay the holders of senior loans before they pay the holders of subordinated debt and preferred or common shareholders and give the holders of senior secured loans a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt. Senior loans are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

That senior position in the borrower’s capital structure typically gives the holders of senior loans a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock of the borrower in the event that the borrower defaults or becomes bankrupt. This means in the event the assets of the borrower are insufficient in value to satisfy all its creditors, senior debt will be satisfied in priority to debt that is subordinate to senior debt.

Lien Position. Loans that are collateralized may have multiple lenders or other creditors that take different lien positions. While second lien loan positions generally are subject to similar risks as those associated with investments in first lien loan positions, second lien loan positions have the additional risk that if the borrower defaults on its obligations under the loan and the loan creditors enforce their security interest or if the borrower becomes bankrupt, the secured claims of the creditors in the first lien position will be satisfied prior to the secured claims of the creditors in the second lien position. If the cash flow and assets of the borrower are insufficient to satisfy both the first lien loans and the second lien loans in full, the creditors in the second lien position may not be satisfied in full. If a loan has first and second lien positions, typically an Underlying Fund will invest in the first lien position; however, it may invest in the second lien position. Second lien positions generally pay a higher margin than first lien positions to compensate second lien creditors for the greater risk they assume.

Collateral. Loans may be fully collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) shares of stock of the borrower or its subsidiaries or affiliates. A loan agreement may or may not require the borrower to pledge additional collateral to secure a loan if the value of the initial collateral declines, or if additional assets are acquired by the borrower. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of those assets would satisfy a borrower’s obligations under a loan in full. A borrower’s subsidiaries, affiliates, shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. However, the value of the collateral may decline after an Underlying Fund invests in the loan, particularly if the collateral consists of equity securities of the borrower or its subsidiaries or affiliates.

If a borrower defaults, insolvency laws may limit an Underlying Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the lenders’ security interest or their enforcement of their security under the loan to be invalid, or a bankruptcy court may require the borrower to use the collateral to pay other outstanding obligations prior to satisfying the lenders in full. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave an Underlying Fund exposed to greater potential loss. In addition, in the event of a borrower default on a collateralized loan, an Underlying Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the loan. Those assets may be illiquid, and an Underlying Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. An Underlying Fund might hold those assets until the Sub-Adviser determines it is appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient in value to compensate an Underlying Fund in full in the event of a default of scheduled interest or principal payments.

An Underlying Fund can invest in loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which an Underlying Fund can foreclose. Therefore, these loans present greater risks than collateralized loans because the recourse of an Underlying Fund to the borrower’s assets in the case of a default would be as a general unsecured creditor. An Underlying Fund applies the same investment and credit standards to unsecured loans as to secured loans, except for collateral requirements.

Highly Leveraged Transactions and Insolvent Borrowers. An Underlying Fund can invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit risks than other loans. Highly leveraged loans and loans in default also may be less liquid than other loans. If an Underlying Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.

An Underlying Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. In addition, an Underlying Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding against a borrower could delay or limit the ability of an Underlying Fund to collect the principal and interest payments on that borrower’s loans. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to an Underlying Fund.

Restrictive Loan Covenants. Borrowers must comply with various restrictive covenants typically contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.

Limited Secondary Market for Loans. Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans, some loans are not as easily purchased or sold as publicly-traded securities. As a result, some loans are illiquid, which means that an Underlying Fund may be limited in its ability to sell those loans at an acceptable price when it wants to in order to generate cash, avoid losses or to meet repurchase requests. The market for illiquid financial assets is more volatile than the market for liquid investments and it may be more difficult to obtain accurate valuations for an Underlying Fund’s investments.

Possible Limited Availability of Loans. Direct investments in loans and, to a lesser degree, investments in participation interests in or assignments of loans may be limited. The limited availability may be due to a number of factors. Direct lenders may allocate only a small number of loans to new investors, including an Underlying Fund. There may be fewer loans available for investment that meet an Underlying Fund’s credit standards, particularly in times of economic downturns. Also, lenders or agents may have an incentive to market the less desirable loans to investors such as an Underlying Fund while retaining attractive loans for themselves. This would reduce the amount of attractive investments for an Underlying Fund. If market demand for loans increases, the interest paid by loans that an Underlying Fund holds may decrease.

Delayed Settlement. Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This is partly due to the nature of loans, which require a written assignment agreement and various ancillary documents for each transfer, and frequently require discretionary consents from both the borrower and the administrative agent. In addition, dealers frequently insist on matching their purchases and sales, which can lead to delays in an Underlying Fund’s settlement of a purchase or sale in circumstances where the dealer’s corresponding transaction with another party is delayed. Dealers will also sometimes sell loans short, and hold their trades open for an indefinite period while waiting for a price movement or looking for inventory to purchase. This extended settlement process can (i) increase the counterparty credit risk borne by an Underlying Fund; (ii) leave an Underlying Fund unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay an Underlying Fund from realizing the proceeds of a sale of a loan; (iv) inhibit an Underlying Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving such Underlying Fund more exposed to price fluctuations); (v) prevent an Underlying Fund from timely collecting principal and interest payments; and (vi) expose an Underlying Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, an Underlying Fund may hold cash, sell investments or temporarily borrow from banks or other lenders. If the Underlying Fund undertakes such measures, the Underlying Fund’s ability to pay redemption proceeds in a timely manner, as well as the Underlying Fund’s performance, may be adversely affected.

Credit Quality Standards for Loans. Rating organizations, such as S&P or Moody’s, rate debt obligations by rating the issuer, after evaluating the issuer’s financial soundness. Generally, the lower the investment rating, the more risky the investment. Debt securities rated below “BBB-” by S&P or “Baa3” by Moody’s are commonly referred to as “high risk” securities or, in the case of bonds, “junk bonds.” Loans rated “B” are below investment grade and are regarded by rating organizations as predominantly speculative with respect to the borrower’s ability to repay interest and principal when due over a long period. While securities rated Baa by Moody’s or BBB by S&P are considered to be “investment grade,” they have some speculative characteristics. An Underlying Fund may invest in loans that are rated both investment grade and below-investment grade by different rating organizations. An appendix to the Fund’s Statement of Additional Information includes the definitions of the rating categories of the principal rating organizations.

Many loans are not rated by rating organizations. The lack of a rating does not necessarily imply that a loan is of lesser investment quality.

While an Underlying Fund expects to have access to financial and other information regarding the borrower that has been made available to the lenders under a loan, it may not have such information in connection with participation interests and certain loan assignments. Additionally, the amount of public information available with respect to loans generally will be less extensive than what is available for exchange-listed or otherwise registered securities.

The Sub-Adviser will normally seek to avoid receiving material, non-public information about the issuers of loans being considered for acquisition by an Underlying Fund or held in an Underlying Fund’s portfolio. The Sub-Adviser’s decision not to receive material, non-public information under normal circumstances may place an Underlying Fund at a disadvantage relative to other investors in loans, and could adversely affect an Underlying Fund’s investment performance. In certain cases, the Sub-Adviser may nevertheless receive material, non-public information regarding loans, and its ability to trade in such loans for the account of an Underlying Fund could potentially be limited by its possession of such information. Such limitations on the Sub-Adviser’s ability to trade could have an adverse effect on an Underlying Fund by, for example, preventing such Underlying Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

15.	The section “Changes to the Fund’s Investment Policies” is deleted and replaced by the following:

Changes to the Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares; however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund’s investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Certain investment objectives and strategies of the Underlying Funds are fundamental policies and others are non-fundamental policies, as indicated in each Underlying Fund’s prospectus or Statement of Additional Information. Each Underlying Fund’s Board can change non-fundamental policies without shareholder approval, including without the approval of the Fund.

16.	The section “More Information About the Underlying Funds” is deleted in its entirety.

December 3, 2018	PS0555.006

Oppenheimer Portfolio Series: MODERATE Investor Fund

Supplement dated December 3, 2018 to the

Prospectus

This supplement amends the prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the prospectus and retain it for future reference.

Effective February 1, 2019:

In connection with the proposed repositioning of the Fund, as approved by the Fund’s Board of Trustees on November 28, 2018, the Fund will implement certain changes described below.

Prospectus

1.	The first paragraph under the date on the front cover is deleted and replaced by the following:

Oppenheimer Portfolio Series Moderate Investor Fund is a mutual fund that seeks total return. The Fund is a special type of mutual fund known as a “fund of funds” because it invests primarily in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc.

2.	The section “Principal Investment Strategies” is deleted and replaced by the following:

Principal Investment Strategies. The Fund is a special type of mutual fund known as a “fund of funds” because it invests principally in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds managed by OFI Global Asset Management, Inc. (“OFI”) (collectively, the “Underlying Funds”) in order to obtain exposure to various asset classes, investment strategies and types of securities.

The Fund generally categorizes each Underlying Fund as an equity, fixed-income, or alternative fund based on its investment profile. The Fund typically allocates its assets among Underlying Funds, and within a predetermined percentage range for its assets in equity funds, as determined by the Sub-Adviser in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal market conditions, the Sub-Adviser selects Underlying Funds based on its determination that they could provide total return for the Fund.

The Fund generally invests between 50% and 70% of its assets in equity funds. Such funds invest in equity securities of domestic and foreign companies, including small, medium and large market capitalization companies, and growth and value stocks. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. Underlying Funds investing primarily in real estate securities, listed infrastructure securities, and master limited partnerships (“MLPs”) will be deemed to be “equity funds” for purposes of the Fund’s allocation strategy.

The Fund generally invests the remainder of its assets in a flexible combination of fixed-income and alternative funds. Fixed-income funds generally invest in fixed income instruments such as investment-grade debt securities, below-investment-grade high yield securities (or “junk” bonds), government and government-sponsored securities, corporate bonds, securitized products, and inflation-protected debt securities. Alternative funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities. The Fund is not required to invest its assets in any specified percentages of fixed-income or alternative funds. The Fund does not limit its investment in Underlying Funds that invest primarily in foreign securities.

The Fund’s investment in Underlying Funds is subject to any limitations imposed by the Investment Company Act of 1940 or any exemptive relief therefrom.

The Fund may temporarily exceed its percentage range for its assets in equity funds for short periods and may alter the percentage range when it deems appropriate. The Sub-Adviser will monitor the markets and allocate assets among the Underlying Funds based on changing market or economic conditions and investment opportunities. The Sub-Adviser monitors the Underlying Fund selections and periodically rebalances the Fund’s investments to bring them back within their asset allocation target ranges. In response to changing market or economic conditions, the Sub-Adviser may change any or all of the Underlying Funds managed by OFI, including using funds that may be created in the future, or change the Fund’s asset allocation target ranges at any time, in each case without prior approval from or notice to shareholders.

The Fund may use derivatives to hedge its cash position and manage the duration of the Fund’s portfolio, including but not limited to futures, total return swaps, and forward contracts. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies.

The Fund may hold a portion of its assets in cash, money market securities or other similar, liquid investments, including in shares of money market mutual funds in the Oppenheimer family of funds. This may also include shares of funds that provide exposure to inflation protected debt securities and short-term investment grade debt securities. This will also generally occur at times when there is an inability to immediately invest funds received from purchases of Fund shares or from redemptions of other investments or to maintain liquidity.

3.	The section “Principal Risks – Risks of Investing in the Underlying Funds” is deleted and replaced by the following:

Risks of Investing in the Underlying Funds. Each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund. There is no guarantee that the Fund or any Underlying Fund will achieve its investment objective. The Underlying Funds will each pursue their investment objectives and policies without the approval of the Fund. If an Underlying Fund were to change its investment objective or policies, the Fund may be forced to sell its shares of that Underlying Fund at a disadvantageous time.

4.	The following is added immediately below the section “Principal Risks – Risks of Other Equity Securities”:

Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies' securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.

5.	The following is added immediately below the section “Principal Risks – Eurozone Investment Risks”:

Risks of Derivative Investments. Derivatives held by the Fund or an Underlying Fund may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund or an Underlying Fund may also lose money on a derivative instrument if the issuer or counterparty fails to pay the amount due. Certain derivative instruments may be illiquid, making it difficult to close out an unfavorable position. Derivative investments can increase portfolio turnover and transaction costs. As a result of these risks, the Fund or an Underlying Fund could realize little to no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.

6.	The section “The Fund’s Principal Investment Strategies and Risks – Diversification and Concentration” is deleted and replaced by the following:

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single “industry.” The Fund will consider, to the extent practicable, the concentration of the portfolio securities of any underlying investment companies in which it may invest when determining compliance with its concentration policy.

While the Fund is a “diversified” fund under the Investment Company Act of 1940, certain Underlying Funds are “non-diversified” funds. Accordingly, those Underlying Funds can invest a greater portion of their assets in the securities of a single issuer than “diversified” funds can. To the extent that one of those Underlying Funds invests a relatively high percentage of its assets in the securities of a single issuer or a small group of issuers, it is subject to additional risk of loss if those securities lose market value.

While the Fund is not a “concentrated” fund under the Investment Company Act of 1940, certain Underlying Funds are “concentrated” funds. Accordingly, those Underlying Funds are subject to concentration risk, which is the risk that the Fund’s investments in the securities of companies in one industry will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and in many instances, are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity in a declining market. It may take a substantial period of time to realize a gain on an investment in a small- or mid-cap company, if any gain is realized at all.

The Fund measures the market capitalization of an issuer at the time of investment. Because the relative sizes of companies change over time as the securities market changes, the Fund’s definition of what is a “small-cap,” “mid-cap” or “large-cap” company may change over time as well. After the Fund buys the security of an individual company, that company may expand or contract and no longer fall within the designated capitalization range. Although the Fund is not required to sell the securities of companies whose market capitalizations have grown or decreased beyond the Fund’s capitalization-range definition, it might sell some of those holdings to try to adjust the dollar-weighted median capitalization of its portfolio. That might cause the Fund to realize capital gains on an investment and could increase taxable distributions to shareholders.

When the Fund invests in smaller company securities that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of the Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

The Underlying Funds may use different definitions of small- or mid-cap companies.

7.	The section “Other Investment Strategies and Risks – Derivative Investments” is deleted and replaced by the following:

Derivative Investments. The Fund may use derivatives to hedge its cash position and manage the duration of the Fund’s portfolio, including but not limited to futures, total return swaps, and forward contracts. The Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies. With respect to derivatives, references to the “Underlying Funds” also include the Fund. The Underlying Funds can invest in a number of different types of “derivative” instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow an Underlying Fund to increase or decrease its exposure to certain markets or risks.

Some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Underlying Funds can use. The Underlying Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes. The Underlying Funds are not required to use derivatives in seeking their investment objectives or for hedging and might not do so.

There is no target range for indirect investment in derivatives at the Fund level.

8.	The following is added immediately below the section “Other Investment Strategies and Risks – Risks of Interest Rate Swaps”:

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference.

Risks of Total Return Swaps. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, an Underlying Fund may lose money

9.	The following is added immediately below the section “Other Investment Strategies and Risks – Recourse”:

Investments in Pooled Investment Entities that Invest in Loans. An Underlying Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Underlying Fund will be subject to the pooled entity’s credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment-grade or below-investment-grade or may be unrated. These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

10.	The section “More Information About the Underlying Funds” is deleted in its entirety.

December 3, 2018	PS0545.004

OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND

OPPENHEIMER PORTFOLIO SERIES: CONSERVATIVE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES: EQUITY INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES: MODERATE INVESTOR FUND

Supplement dated December 3, 2018 to the

Statement of Additional Information

Effective February 1, 2019:

Statement of Additional Information

1.	The Equity Investor Fund’s name is changed to “Growth Investor Fund.” All references to “Equity Investor Fund” are replaced by references to “Growth Investor Fund.”

2.	All references to Caleb Wong are deleted.

3.	The section titled “Additional Information About the Funds’ Investment Policies and Risks” is deleted and replaced by the following:

OFI Global Asset Management, Inc. (“OFI Global”), the Funds’ investment adviser, has retained OppenheimerFunds, Inc. (the “Sub-Adviser”) to choose the Funds’ investments and provide related advisory services to the Funds. The portfolio manager(s), who is responsible for the day-to-day management of the Funds’ portfolios, is employed by the Sub-Adviser unless indicated otherwise. In this Statement of Additional Information (“SAI”), references to the “Manager” mean OFI Global and the Sub-Adviser unless the context indicates otherwise or unless otherwise specified. Prior to January 1, 2013, all references in this SAI to the “Sub-Adviser” refer to OppenheimerFunds, Inc. in its capacity as the Manager.

The investment objective, the principal investment policies, and the principal risks of the Funds are described in the Fund’s prospectus. Each Fund is a special type of fund known as a “fund of funds” because it invests primarily invests in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds (“ETFs”) managed by OFI Global Asset Management, Inc. Those funds are referred to as the “Underlying Funds.” This SAI contains supplemental information about those policies and risks and the types of securities the Funds’ and Underlying Funds’ Sub-Adviser can select for the Funds or the Underlying Funds. Additional information is also provided about the strategies that each Fund may use to try to achieve its investment objective. Any reference to the term “Fund” throughout this SAI refers to each of the Funds unless otherwise indicated.

4.	The section titled “The Funds’ Main Investment Policies – The Fund’s Main Investment Policies” is deleted and replaced by the following:

The Funds’ Main Investment Policies. The Funds normally invest in open-end funds (commonly referred to as “mutual funds”), closed-end funds, and exchange-traded funds managed by OFI Global Asset Management, Inc. (“OFI”) (collectively, the “Underlying Funds”) in order to obtain exposure to various asset classes, investment strategies and types of securities. The Funds generally categorize each Underlying Fund as an equity, fixed-income, or alternative fund based on its investment profile. The Funds typically allocate their assets among Underlying Funds, and within a predetermined percentage range for its assets in equity funds, as determined by the Sub-Adviser in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Under normal market conditions, the Sub-Adviser selects Underlying Funds based on its determination that they could provide total return for the Funds. The composition of those investments, and the factors considered in allocating the Funds’ assets among the Underlying Funds, will vary over time. The Funds and Underlying Funds are not required to use all of the investment techniques and strategies described below in seeking their objectives. They may use some of the special investment techniques and strategies only at some times or not at all. From time to time, the Funds may also invest in the securities of individual issuers directly, as described below. The risks of such direct investments in those securities are the same risks that the securities have in the portfolios of the Underlying Funds. However, the Funds may have greater exposure to such securities, and therefore to such risks, when it makes a direct investment.

5.	The section titled “The Funds’ Main Investment Policies – The Underlying Funds’ Main Investment Policies” is deleted and replaced by the following:

Information about the Funds and Underlying Funds. Active Allocation Fund may use derivatives, including, but not limited to options, futures, forward contracts and swaps, to seek income or capital gain or to hedge against the risks of other investments.

Each Fund may use derivatives to hedge its cash position and manage the duration of the Fund’s portfolio, including, but not limited to futures, total return swaps, and forward contracts. Each Fund may also use other types of derivatives that are consistent with its investment objective and investment strategies. With respect to derivatives, references to the Underlying Funds below also include the Fund.

Set forth below is supplemental information about the types of securities the Underlying Funds may invest in, as well as investment techniques or strategies the Underlying Funds may use to try to achieve their objectives. The choice of Underlying Funds, the objectives and investment policies of the Underlying Funds and the Funds’ allocations to the Underlying Funds may change without notice to or approval of the Funds’ shareholders.

6.	The section titled “The Funds’ Main Investment Policies – Foreign Equity Securities” is deleted and replaced by the following:

Foreign Equity Securities. Some of the Underlying Funds primarily invest in stocks and other equity securities of companies organized under the laws of a foreign country or companies that have a substantial portion of their operations or assets abroad, or derive a substantial portion of their revenue of profits from businesses, investments or sales outside of the United States. Foreign securities may include securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets. Some of the Underlying Funds consider securities of foreign issuers that are represented in the U.S. securities markets by American Depository Receipts (“ADRs”) or similar depository arrangements to be “foreign securities” for purposes of their investment allocations.

7.	The section titled “The Funds’ Main Investment Policies – Investment in the China Fund” is deleted and replaced by the following:

Investment in the China Fund. Currently, certain Underlying Funds may invest up to 10% of their net assets in OFI Global China Fund, LLC (the “China Fund”). The China Fund seeks long term capital appreciation by investing primarily in companies established or operating in the People’s Republic of China. It is expected that the China Fund will invest a significant portion of its assets in class A-shares of Chinese companies (“China A Shares”) and other securities available to investors holding a Qualified Foreign Institutional Investor (“QFII”) license in order to be classified and regulated as an “open-end China Fund” for purposes of Chinese regulations. The China Fund may also invest in shares or other financial instruments listed, quoted or traded on any China or Hong Kong stock exchange which have a significant proportion of their ownership, assets or other interests in China, or other investments. Such other financial instruments may include, without limitation, class B-shares of Chinese companies listed in China and shares of Hong Kong-listed companies with a Chinese parent.

In addition, although it is not currently expected to do so, the China Fund may invest a portion of its assets in certain exchanged-traded and over-the-counter financial instruments from countries other than China. Since the Underlying Fund may invest a portion of its assets in the China Fund, which may hold certain of the investments described in the Underlying Fund’s prospectus and this SAI, the Underlying Fund may be considered to be investing indirectly in those investments through the China Fund. Therefore, references in the Underlying Fund’s prospectus and in this SAI to investments by the Underlying Fund also may be deemed to include the Underlying Fund’s indirect investments through the China Fund. The China Fund is not registered under the Investment Company Act and is not subject to its investor protections, except as noted in the Fund’s prospectus or this SAI. The China Fund is managed by its managing member (the “Managing Member”), OppenheimerFunds, Inc., which also serves as the Underlying Fund’s Sub Adviser. Therefore, the Underlying Fund’s anticipated ownership and control of the China Fund make it unlikely that the China Fund would take action contrary to the interests of the Underlying Fund or its shareholders. Moreover, OppenheimerFunds, Inc. is in receipt of an exemptive order from the U.S. Securities and Exchange Commission that will permit certain registered investment companies managed by OppenheimerFunds, Inc. or its affiliates to invest in the China Fund. The order was granted on October 31, 2017. The order contains a number of conditions, one of which obligates the China Fund to comply with the substantive requirements of a number of provisions of the Investment Company Act and the regulations thereunder. Accordingly, as the Underlying Fund and other registered investment companies managed by OppenheimerFunds, Inc. or its affiliates invest in the China Fund, the China Fund will be subject to significant Investment Company Act limitations on its operations notwithstanding the China Fund’s exclusion from regulation as a registered investment company.

The Underlying Fund’s Board has oversight responsibility for the investment activities of the Underlying Fund, including its expected investment in the China Fund, and the Underlying Fund’s role as a shareholder of the China Fund. The Underlying Fund applies its investment restrictions and compliance policies and procedures on a look-through basis to the China Fund, including, without limitation, those restrictions, policies and procedures relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the China Fund’s portfolio investments and interests in the China Fund.

Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. The heavy concentration of market capitalization and trading volume in a small number of Chinese companies representing a limited number of industries may result in fewer investment opportunities. The small size of the market for Chinese securities and a low volume of trading for certain issues could also result in a lack of liquidity and in price volatility. Investments in Chinese securities are subject to currency devaluations and other currency exchange rate fluctuations, and there may be an insufficient market to engage in hedging transactions to minimize renminbi foreign exchange risk. The nature and extent of intervention by the Chinese government in the Chinese securities markets may have an adverse impact on investments in Chinese securities. Further, limitations on the use of brokers, higher rates of inflation, greater political, economic and social uncertainty, governmental restrictions on potential investment opportunities, custody requirements, and investment and repatriation restrictions may pose risks to investments in Chinese securities. In addition, accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. Less information may be available to the Underlying Fund and other investors than would be the case if the Underlying Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Investments in Chinese securities may be subject to withholding taxes, as well as currency repatriation restrictions imposed by the government of China from time to time. The Chinese system of taxation is not as well settled as that of non-emerging market countries and changes in the Chinese tax system may have retroactive effects. Further, the China Fund may invest substantially all of its assets in a limited number of issuers or a single issuer. To the extent that it does so, the value of its investments may be affected to a greater extent by adverse conditions affecting such issuers.

8.	The section titled “The Funds’ Main Investment Policies – Fixed-Income Securities” is deleted and replaced by the following:

Fixed-Income Securities

Some of the Underlying Funds invest mainly in fixed-income (debt) securities to seek their investment objectives. Other Underlying Funds may invest in debt securities for defensive purposes and/or for liquidity. Fixed-income securities may have different credit and maturity characteristics and fixed or floating interest rates. Different Underlying Funds may focus on investment-grade or non-investment-grade securities or emphasize debt securities with shorter- or longer-term maturities. In general, fixed-income securities are subject to credit risk and interest rate risk and some are subject to prepayment risk and extension risk. Certain types of debt securities in which the Underlying Funds may invest, and the risks of some of those securities, are described below.

•	Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.
•	Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.
•	Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, below-investment-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, investment-grade bonds. In making investments in debt securities, the investment adviser may rely to some extent on the ratings of national statistical rating organizations or it may use its own research to evaluate a security’s credit-worthiness. If securities purchased are unrated, they may be assigned a rating by the investment adviser in categories similar to those of a national statistical rating organization. There are no investment policies establishing specific maturity ranges for investments, and they may be within any maturity range (short, medium or long) depending on the investment adviser’s evaluation of investment opportunities available within the debt securities markets.
•	Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that it might be difficult to sell them promptly at an acceptable price.
•	Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, prepayments on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

•	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, it may be necessary to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.
•	Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. It may be necessary to reinvest the proceeds at a lower interest rate, reducing income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If these securities are purchased at a premium, accelerated prepayments on those securities could cause losses on a portion of the principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
•	Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

9.	The section titled “The Funds’ Main Investment Policies – Duration of a Fund’s Portfolio” is deleted and replaced by the following:

Duration of a Fund’s Portfolio. Certain of the Underlying Funds may invest in debt securities of any maturity or duration but currently have an operating policy to seek to maintain a weighted average effective portfolio duration of three to six years, measured on a dollar-weighted basis using the effective duration of the securities in the portfolio and the amount invested in each of those securities. The goal is to try to manage the sensitivity of that Underlying Fund’s portfolio to changes in interest rates, and in doing so to manage the volatility of that Underlying Fund’s share prices in response to those changes. However, unanticipated events may change the effective duration of a security after that Underlying Fund buys it, and there can be no assurance that it will achieve its targeted portfolio duration at all times.

The investment adviser determines the effective duration of debt obligations purchased by such Underlying Fund considering various factors that apply to a particular type of debt obligation, including those described below. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security’s yield, coupon interest payments, final maturity and call features.

While a debt security’s maturity can be used to measure the sensitivity of the security’s price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security’s payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest and principal payments are expected to be received). Duration calculations weigh the present value of each such payment by the time in years until such payment is expected to be received. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal.

Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security.

Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them. Holding long futures positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio’s duration.

In some cases the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years. However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically 30 years, but current rates of prepayments are more important to determine the security’s interest rate exposure. In these and other similar situations, the investment adviser will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining the Underlying Fund’s effective duration.

10.	The section titled “The Funds’ Main Investment Policies – Investment in Wholly-Owned Subsidiaries of Certain Underlying Funds” is deleted and replaced by the following:

Investment in Wholly-Owned Subsidiaries of Certain Underlying Funds. Certain Underlying Funds can each invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (each, a “Subsidiary”). Each Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), exchange-traded funds related to gold or other special minerals (“Gold ETFs”), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary of an Underlying Fund can invest in gold bullion and other precious metals.

Investment in a Subsidiary is expected to provide an Underlying Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code (“Subchapter M”). Subchapter M requires, among other things, that at least 90% of a fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity-linked derivatives in which an Underlying Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. Under proposed regulations, the annual net profit realized by a Subsidiary of an Underlying Fund and treated as received by the Underlying Fund for U.S. federal income tax purposes will be considered “qualifying income” for purposes of the Underlying Fund’s qualification as a regulated investment company under Subchapter M only to the extent such net profit is currently and timely distributed to the Underlying Fund. If such proposed regulations are finalized in their current form, each Underlying Fund generally expects that it would cause its Subsidiary to currently and timely distribute such amounts. If an Underlying Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income, and the Underlying Fund could be required to pay substantial taxes, penalties and interest and to make substantial distributions, in order tore-qualify for such special treatment.

Since an Underlying Fund listed above can invest a substantial portion of its assets in its Subsidiary, which may hold certain of the investments described in the Underlying Fund’s prospectus and Statement of Additional Information, an Underlying Fund may be considered to be investing indirectly in those investments through its Subsidiary. A Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”) and is not subject to its investor protections, except as noted. However, the Subsidiary is wholly-owned and controlled by that Underlying Fund and managed by the Manager. Therefore, an Underlying Fund’s ownership and control of its Subsidiary make it unlikely that the Subsidiary would take action contrary to the interests of the Underlying Fund or its shareholders. An Underlying Fund’s Board has oversight responsibility for the investment activities of the Underlying Fund, including its investment in the Subsidiary, and the Underlying Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Manager is subject to the same investment policies and restrictions that apply to the management of the Underlying Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Underlying Fund and its Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Underlying Fund.

Changes in the laws of the United States (where the Underlying Funds are organized) and/or the Cayman Islands (where the Subsidiaries are organized) could prevent an Underlying Fund and/or its Subsidiary from operating as described in the Underlying Fund’s prospectus and Statement of Additional Information and could negatively affect the Underlying Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on a Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, the investment returns of the respective Underlying Fund would likely decrease.

11.	The sections titled “The Funds’ Main Investment Policies – Investments in Metal Investments,”

“– Risks of Investments in Mining Securities, Metal Investments and Gold ETFs,” “– Risks of Price Fluctuations,” and “ – Commodities Regulation” are deleted and replaced by the following:

Investments in Metal Investments. An Underlying Fund’s investments may primarily include stocks of companies that are involved in mining or processing gold or other metals or minerals, are described as “Mining Securities.” An Underlying Fund may also invest in gold or silver bullion, in other precious metals, in metals naturally occurring with precious metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as “Metal Investments.” Under normal market conditions, such an Underlying Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in Mining Securities and Metal Investments.

However, an Underlying Fund will invest no more than 10% of its total net assets in Metal Investments.

Risks of Investments in Mining Securities, Metal Investments and Gold ETFs. The Underlying Funds’ prospectuses describe whether and to what extent each Underlying Fund may invest in Mining Securities, Metal Investments and/or Gold ETFs. Investments in Mining Securities, Metal Investments and Gold ETFs involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for an Underlying Fund in making Metal Investments, if it fails to qualify as a regulated investment company under the Internal Revenue Code. An adverse change with respect to any of these risk factors could have a significant negative effect on the Underlying Fund’s net asset value per share. These risks are discussed in greater detail below.

•	Risk of Price Fluctuations. The prices of precious and strategic metals are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of Mining Securities, Metal Investments and Gold ETFs held by an Underlying Fund may fluctuate sharply, which will affect the value of an Underlying Fund’s shares.

•	Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union),

Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to the Underlying Fund (in addition to the risks described under the caption “Foreign Securities”), because the Underlying Fund may hold a portion of its assets in securities of South African issuers.

•	Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make an Underlying Fund’s portfolio assets less liquid, or that the value of an Underlying Fund’s assets might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of an Underlying Fund’s investments than of other investments.

•	Risks of Investments in Mining Securities, Metal Investments and Gold. The trading of Metal Investments in the United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of the particular Underlying Fund’s counsel, at present the Underlying Fund’s permitted Metal Investments (if any) are either not subject to regulation by the Commodity Futures Trading Commission or an exemption from regulation is available. The absence of regulation may adversely affect the continued development of an orderly market in Metal Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

•	Effect on the Underlying Fund’s Tax Status. By making Metal Investments and/or investments in Gold ETFs, an Underlying Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If an Underlying Fund should fail to qualify, it would lose the beneficial tax treatment accorded to regulated investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year the Underlying Fund either (a) derived more than 10% of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of Metal Investments and/or Gold ETFs, or (b) held more than 50% of its net assets in the form of Metal Investments and/or Gold ETFs or in securities not meeting certain tests under the Internal Revenue Code or (c) held more than 25% of its total assets in the form of a single Metal Investment either directly, in Gold ETFs or by derivative contract (see “Distributions and Taxes”). Accordingly, an Underlying Fund will endeavor to manage its portfolio within the limitations described above, and has adopted an investment strategy limiting the amount of its total assets that can be invested in Metal Investments and/or Gold ETFs. There can be no assurance that an Underlying Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, an Underlying Fund may be required to make investment decisions the Manager would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit the Underlying Fund to so qualify.

Risk of Price Fluctuations. The prices of precious and strategic metals are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of Mining Securities and Metal Investments held by and Underlying Fund may fluctuate sharply, which will affect the value of the Underlying Fund’s shares.

Commodities Regulations. The trading of Metal Investments in the United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of the particular Underlying Fund’s counsel, at present that Underlying Fund’s permitted Metal Investments are either not subject to regulation by the Commodities Futures Trading Commission (“CFTC”) or an exemption from regulation is available. The absence of CFTC regulation may adversely affect the continued development of an orderly market in Metal Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

12.	The section titled “Participation Interests in Loans” is deleted and replaced by the following:

Participation Interests in Loans. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer’s participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to the purchasers other than to pay them the proportionate amount of the principal and interest payments it receives.

Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the income may be reduced and the value of that participation interest might also decline. If the issuing financial institution fails to perform its obligations under the participation agreement, purchasers might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. Participation interests are generally illiquid and are subject to restrictions on illiquid securities.

13.	The section titled “The Funds’ Main Investment Policies – Concentration” is deleted and replaced by the following:

Concentration. Certain Underlying Funds are “concentrated” funds. Accordingly, those Underlying Funds are subject to concentration risk, which is the risk that the Underlying Fund’s investments in the securities of companies in one industry will cause the Underlying Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be. In addition, certain Underlying Funds will be subject to the risks associated with financial institutions in those industries

14.	The section titled “The Funds’ Main Investment Policies – Non-Diversification of Certain Underlying Funds’ Investments” is deleted and replaced by the following:

Non-Diversification of Certain Underlying Fund’s Investments. Certain Underlying Funds (each a “Non-Diversified Underlying Fund”) are “non-diversified,” as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one “issuer.” That means that a Non-Diversified Underlying Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if a Non-Diversified Underlying Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, a Non-Diversified Underlying Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes on amounts distributed if more than 90% of its earnings are distributed to shareholders. To qualify, a Non-Diversified Underlying Fund must meet a number of conditions. First, not more than 25% of the market value of a Non-Diversified Underlying Fund’s total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Non-Diversified Underlying Fund must not own more than 10% of the outstanding voting securities of a single issuer.

15.	The sections titled “Investment Restrictions – Diversification” and “– Fundamental Policies” are deleted and replaced by the following:

Diversification. The Fund is classified as a “diversified” fund under the Investment Company Act. Currently, under the Investment Company Act a “diversified” fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities, which is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
•	more than 50% of the outstanding shares.

The Fund’s investment objective is not a fundamental policy. Other policies described in the Fund’s prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Fund’s prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Fund’s prospectus.

16.	The sections titled “Investment Restrictions – Do the Underlying Funds Have Fundamental Policies?,” and “– Fundamental Investment Restrictions of Capital Appreciation Fund” through and including “– Fundamental Investment Restrictions of Value Fund” are deleted.

December 3, 2018	PS0540.005